As filed with the Securities and Exchange Commission on July 2, 2019

File No. 333-

File No. 811-05620

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

Virtus Global Dividend & Income Fund Inc.

(Exact Name of Registrant as Specified in Charter)

101 Munson Street
Greenfield, MA 01301-9683

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (866) 270-7788

William Renahan, Esq.
Vice President, Chief Legal Officer and Secretary for Registrant
One Financial Plaza
Hartford, CT 06103

(Name and Address of Agent for Service)

Copies to:

David C. Mahaffey, Esquire
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common stock, $0.001 par value	23,227,037	$10.44	$242,490,263	$29,389.82

(1)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457 under the Securities Act of 1933.
(2)	Net asset value on June 26, 2019.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

VIRTUS TOTAL RETURN FUND INC.

One Financial Plaza

Hartford, CT 06103

_________, 2019

Dear Shareholders:

A special meeting of shareholders (the “Special Meeting”) of Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) and Virtus Total Return Fund Inc. (NYSE: ZF), each a Maryland corporation (each, a “Fund” and together, the “Funds”), will be held at One Financial Plaza, Hartford, CT 06103 on November 1, 2019, at 10:00 a.m. (Eastern Time) for the purpose of taking actions on the proposals listed in the enclosed Joint Proxy Statement/Prospectus. I encourage you to take the time to read the enclosed Joint Proxy Statement/Prospectus and vote your shares. Your vote is vital to the outcome of the proposals.

Specifically, at the Special Meeting, the shareholders of ZF will be asked to approve the reorganization of ZF into ZTR (to be renamed Virtus Total Return Fund Inc.) (the “Reorganization”). ZTR’s investment objective is similar and its principal investment strategies are substantially similar to those of ZF, and the Funds are managed by the same investment adviser. Shareholders of ZTR will be asked to consider issuing additional shares of common stock of ZTR in connection with the Reorganization, and to approve the appointment of Duff & Phelps Investment Management Co., a current subadviser of ZF, as subadviser to ZTR.

The shareholders of each of ZTR and ZF will also be asked to elect five new members to serve on the Funds’ Board of Directors.

Each of these proposals is described in more detail in the enclosed Joint Proxy Statement/Prospectus. The Board of Directors of each Fund believes each proposal, as applicable, is in the best interests of its respective Fund and shareholders and unanimously recommends that you vote “FOR” each proposal.

YOUR VOTE COUNTS AND A DELAY IN VOTING CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY - ONLINE, BY TELEPHONE OR BY MAIL - BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call 1-866-270-7788 between 8:30 a.m. and 6:00 p.m. Eastern Time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Inc., reminding you to vote your shares.

Sincerely,

George R. Aylward

President, Chief Executive Officer and Director
Virtus Global Dividend & Income Fund Inc.

Virtus Total Return Fund Inc.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

VIRTUS TOTAL RETURN FUND INC.

One Financial Plaza

Hartford, CT 06103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 1, 2019

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of Virtus Total Return Fund Inc. (“ZF”) and Virtus Global Dividend & Income Fund Inc. (“ZTR”) (each, a “Fund” and together, the “Funds”) will be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, CT 06103, on November 1, 2019, at 10:00 a.m. Eastern Time for the following purposes:

Matters to be voted upon by shareholders of each respective Fund:

1. Reorganization of Virtus Total Return Fund Inc. into Virtus Global Dividend & Income Fund Inc.

Shareholders of Virtus Total Return Fund Inc. (ZF):

Proposal 1: The shareholders of ZF are being asked to consider and vote upon an Agreement and Plan of Reorganization between ZF and ZTR (to be renamed Virtus Total Return Fund Inc.) and the transactions contemplated thereby, including the transfer of all the assets and liabilities of ZF to ZTR, the termination of ZF’s registration under the Investment Company Act of 1940, as amended, and the liquidation and dissolution of ZF pursuant to Maryland law (the “Reorganization”).

2. Issuance of Shares of Common Stock by Virtus Global Dividend & Income Fund Inc.

Shareholders of Virtus Global Dividend & Income Fund Inc. (ZTR):

Proposal 2: The shareholders of ZTR are being asked to consider and vote upon the issuance of additional shares of common stock of ZTR in connection with the Reorganization.

3. Approval of a Subadvisory Agreement with Duff & Phelps Investment Management Co.

Shareholders of ZTR:

Proposal 3: The shareholders of ZTR are being asked to approve a new subadvisory agreement between ZTR, Virtus Investment Advisers, Inc., and Duff & Phelps Investment Management Co.

4. Election of Five New Directors

Shareholders of ZTR and ZF:

Proposal 4: The shareholders of ZTR and ZF are being asked to elect five new directors to serve in the following manner:

a.	Elect Donald C. Burke as a Class I director;

b.	Elect Sidney E. Harris as a Class I director;

c.	Elect John R. Mallin as a Class II director;

d.	Elect Connie D. McDaniel as a Class III director; and

e.	Elect Geraldine M. McNamara as a Class III director.

Shareholders may also be asked to transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

August 5, 2019 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of common shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or vote via the Internet or telephone, after reading the accompanying Joint Proxy Statement/Prospectus.

By Order of Each Fund’s Board
of Directors

William Renahan
Secretary

Virtus Total Return Fund Inc.
Virtus Global Dividend & Income Fund Inc.

___________, 2019

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting

The Joint Proxy Statement/Prospectus, the Notice of Special Meeting, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders (the “Proxy Materials”) are available to you on the Internet at https://www._________. These Proxy Materials will be available on the internet through ________, 2019.

Shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Special Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by Internet, please visit the website provided on your proxy card and follow the instructions outlined on the secured website. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting and elect to vote in person.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registrations	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ partnership	Jane B. Smith, Partner
(2) Smith and Jones, limited partnership	Jane B. Smith,
General Partner

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

QUESTIONS & ANSWERS REGARDING THE SPECIAL MEETING AND PROPOSALS

Question 1. Why did you send me this booklet?

Answer: This booklet was sent to you because you own shares, either directly or beneficially, of Virtus Global Dividend & Income Fund Inc. (“ZTR”) and/or Virtus Total Return Fund Inc. (“ZF”) (each a “Fund” and together, the “Funds”) as of August 5, 2019, which is the record date for determining the shareholders of the Funds entitled to notice of and to vote at the special meeting of shareholders of the Funds and any postponements or adjournments thereof (the “Special Meeting”). The Board of Directors of each Fund (each, a “Board” and collectively, the “Boards”) urge you to review the information contained in this booklet before voting on the proposals that will be presented at the Special Meeting (collectively, the “Proposals”).

Question 2. Why is the shareholder meeting being held?

Answer: For Shareholders of Virtus Total Return Fund Inc.: At the Special Meeting, you are being asked to vote on the reorganization of ZF pursuant to an Agreement and Plan of Reorganization between ZF and ZTR (the “Reorganization Agreement”) and the transactions contemplated thereby, including the transfer of all the assets and liabilities of ZF to ZTR and the termination of ZF’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidation and dissolution pursuant to Maryland law (the “Reorganization”). In addition, you are being asked to elect five new members to the Board.

For Shareholders of Virtus Global Dividend & Income Fund Inc.: At the Special Meeting, you are being asked to vote on the issuance of additional shares of common stock of ZTR in connection with the Reorganization (the “Issuance”). You are also being asked to vote to approve a new subadvisory agreement between Virtus Investment Advisers, Inc. (“VIA”), the Fund’s investment adviser, and Duff & Phelps Investment Management Co. to manage the equity portion of the Fund’s portfolio. Finally, you are being asked to elect five new members to the Board.

Question 3. How do the Boards recommend I vote?

Answer: The Boards, including all of the directors who are not “interested persons” (as defined in the 1940 Act) of the Funds (hereafter, the “Independent Directors”) unanimously recommend that shareholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of your Board.

Question 4. How will approval of the Reorganization and election of the new Directors affect Fund fees and expenses?

Answer: If shareholders elect the new Directors and approve the Reorganization, the total operating expense ratio paid on a pro forma basis is expected to decline to an estimated 2.41% in the combined fund, from ZF’s current total expense ratio of 2.70% and ZTR’s current total expense ratio of 2.63%.

If shareholders do not approve the Reorganization but elect the new Directors, the Funds’ total annual operating expense ratios are expected to be lower, because the Director expenses will be shared with other funds in the Virtus Fund Complex that the Directors will also oversee. ZF’s current total expense ratio is 2.70%, but is estimated to be 2.56% after the appointment of the newly elected Directors, while ZTR’s current total expense ratio is 2.63%, but is estimated to be 2.49% after appointment of the new Directors.

If shareholders approve the Reorganization but do not elect the new Directors, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than the current total annual operating expense ratio for each Fund, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base. ZF’s current total expenses are 2.70%, and ZTR’s current total expenses are 2.63%, while the combined fund’s expenses are estimated to be 2.55%.

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Question 5. Why are shareholders of ZTR and ZF being asked to vote for Directors at the Special Meeting?

Answer: Each Fund’s Articles of Incorporation, as amended and supplemented, provides that the Board shall be divided into three classes of Directors as nearly equal in number as possible. Each class of Directors serves a three year term. The terms are staggered such that the term of one class expires, and replacements must be elected by shareholders, each year. The Funds are listed on the New York Stock Exchange, Inc. (“NYSE”), which requires each Fund to hold an annual meeting to elect directors. Pursuant to Section 16 of the 1940 Act, as amended, vacancies occurring between meetings may be filled by appointment if, immediately after filling such vacancy, at least two-thirds (2/3) of the Directors holding office would have been elected by shareholders. The Funds could not comply with this requirement if the nominees were added by appointment and, therefore, the addition of new Directors to each Board requires a vote of the shareholders. In connection with the foregoing, the Boards considered the qualifications of the director nominees and determined that the breadth and depth of the Board, by virtue of the varied backgrounds and qualifications of the Directors, along with those of the director nominees, are beneficial to the Funds’ shareholders.

Question 6. In addition to the potential reduction of expenses, why else is the Reorganization being recommended?

Answer: ZF has outperformed ZTR on a net asset value (“NAV”) basis over the one-year and three-year periods, and on both NAV and market price basis over the five-year and ten-year periods, as of May 31, 2019, while ZTR has outperformed ZF on a market price basis over the one-year and three-year periods. ZTR’s shares are currently trading at a premium over the NAV, while ZF’s shares have been trading at a discount to their NAV. Both Funds are managed similarly in that each Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income, and each Fund also pursues an options overlay strategy that seeks to generate additional income.

The Board of each Fund also anticipates that the Reorganization and Issuance will benefit shareholders of its respective Fund. As discussed more fully in the Joint Proxy Statement/Prospectus, the combined fund is expected to provide a number of benefits to shareholders including, but not limited to: lower portfolio trading costs, as the larger combined fund is expected to experience a reduction in trading costs in connection with trading small share lots; and the potential for enhanced market liquidity for the combined funds’ shares of common stock, which could positively impact the trading experience for the combined fund’s shares.

Given the apparent advantages mentioned above, the Boards believe shareholders of both Funds will benefit from the economies of scale to be realized by a merger. In addition, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than each Fund’s current total annual operating expense ratio, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base.

Question 7. How will the Reorganization affect me?

Answer: If the Reorganization is consummated, ZF will be merged with and into ZTR. ZTR will acquire ZF’s assets and assume its liabilities, and shareholders of ZF will become shareholders of ZTR.

In the Reorganization, shareholders of ZF will receive newly-issued shares of common stock of ZTR, par value $0.001 per share (“ZTR Common Shares”). ZF will then terminate its registration under the 1940 Act. The aggregate NAV (not the market value) of ZTR Common Shares received by ZF investors in the Reorganization will equal the aggregate NAV (not the market value) of ZF common shares held by ZF investors immediately prior to the Reorganization, less the portion of the costs of the Reorganization paid by ZF. ZTR will continue to operate after the Reorganization as a registered, diversified, closed-end investment company with the investment objectives and policies as described in the Joint Proxy Statement/Prospectus.

Question 8. Why is the vote of shareholders of ZTR being solicited in connection with the Reorganization?

Answer: Although ZTR will continue its legal existence and operations after the Reorganization, the rules of the NYSE (on which ZTR’s shares of common stock are listed) require ZTR’s shareholders to approve the issuance of additional shares of common stock in connection with the Reorganization.

Question 9. How similar are the Funds?

Answer: Each Fund is a Maryland corporation that is registered under the 1940 Act as a diversified closed-end management investment company. ZF’s investment objective is capital appreciation, with current income as a secondary objective, while ZTR’s investment objective is to seek total return, consisting of capital appreciation and income.

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ZF pursues its investment objective by investing globally in equity securities of owners/operators of infrastructure in the communications, utility, transportation, and energy industries and by investing in opportunities across undervalued areas of the fixed income markets to generate high current income and total return. ZTR pursues its investment objective by investing its equity allocation exclusively in what the managers believe are “high-quality” companies within the high yielding global equity universe, and by investing primarily in intermediate-term debt securities across 14 sectors of the fixed income markets to generate high total return from both current income and capital appreciation. Each Fund also pursues an options overlay strategy that seeks to generate additional income. Each Fund’s options overlay strategy is implemented through the use of index-based, out-of-the-money put and call spreads, and seeks to exploit pricing inefficiencies in options on the S&P 500® Index. Currently, and subject to change at the discretion of the Funds’ portfolio managers, each Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income.

Virtus Investment Advisers, Inc., an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), manages both Funds’ investment programs and general operations of the Funds, including oversight of each Fund’s subadvisers. Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser for the equity portfolio of ZF, while Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), another indirect wholly-owned subsidiary of Virtus, is the subadviser for the equity portfolio of ZTR (as described below, in a separate shareholder proposal, shareholders of ZTR are being asked to approve DPIM as subadviser for the equity portfolio of the Fund); Newfleet Asset Management, LLC (“Newfleet”), another indirect wholly-owned subsidiary of Virtus, is the subadviser for the fixed income portfolio of both Funds; and Rampart Investment Management Company, LLC (“Rampart”), another indirect wholly-owned subsidiary of Virtus, is the subadviser for the Funds’ options overlay strategy.

Each Fund currently achieves leverage through a 179-day credit facility maintained by the Fund from a large international bank to facilitate its use of leverage. The terms for each Fund’s credit facility are substantially similar.

Please see the Joint Proxy Statement/Prospectus for additional information regarding each Fund.

Question 10. How will each Fund’s distribution be impacted?

Answer: Both Funds currently pay distributions based on a target distribution of a fixed dollar amount, but for different periods. ZF currently targets a distribution that is fixed at $0.361 per share each quarter, while ZTR has a target distribution that is fixed at $0.113 per share each month. ZTR will continue to target its monthly distribution amount after the Reorganization. Prior to the Reorganization, as described below, ZF is expected to distribute all undistributed net investment income and net realized capital gains, if any exists.

Question 11. Will I have to pay federal income tax as a result of the Reorganization?

Answer: The Reorganization is intended to qualify as a U.S. tax-free reorganization for U.S. federal income tax purposes, and as a condition to closing, the Funds will receive an opinion from Sullivan & Worcester LLP, as the Funds’ legal counsel, that the Reorganization should qualify as a tax-free transaction. If the Reorganization so qualifies, in general, shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

On or prior to the closing date of the Reorganization (the “Closing Date”), ZF may declare a distribution to its shareholders for the purpose of distributing to ZF’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and all of its net capital gains, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that ZF maintains its regulated investment company status at all times up to and including the Closing Date. Such a distribution may be taxable to ZF’s shareholders for federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganization and the possible distribution from ZF, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Question 12. Why are shareholders of ZTR being asked to approve a new subadviser?

Answer: As discussed in more detail in the accompanying Joint Proxy Statement/Prospectus, the recommendation to appoint DPIM as a subadviser of ZTR resulted from a comprehensive assessment of the Fund, including post-Reorganization, and its positioning in the current market environment. Based upon this assessment, it was determined that DPIM offers the investment approach, expertise, and resources to best serve shareholders by managing the Fund’s equity investment portion.

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The Board of ZTR requested, received and considered such information from DPIM as the Board believed to be reasonably necessary to evaluate the terms of the new subadvisory agreement. After discussion and consideration of the information, and based on the recommendation of VIA, the Fund’s investment adviser, the Board, including a majority of the Independent Directors, voted at an in-person meeting held on July 1, 2019 to approve a new subadvisory agreement between VIA and DPIM with respect to the Fund’s equity investment allocation, subject to shareholder approval of the new agreement.

Pursuant to the 1940 Act, shareholders of the Fund are required to approve an agreement with a new investment adviser (including a subadviser) of the Fund.

Question 13. How will the new Subadvisory Agreement affect ZTR’s shareholders?

Answer: ZTR’s investment objective, strategies and fundamental investment policies will not change if shareholders approve the new Subadvisory Agreement with DPIM. VIA will delegate to DPIM responsibility for the equity portfolio allocation of the Fund, while the fixed income allocation of the Fund will remain with Newfleet and the options overlay portion will remain with Rampart, while VIA will retain responsibility for overseeing the subadvisers and other operational and regulatory functions. No changes to the aggregate investment advisory fees being charged to the Fund are being proposed or implemented. The Fund will continue to have a target allocation of 60% of its total assets to equity securities and 40% to fixed income, along with the options overlay strategy, with a distinct sub-adviser for each asset class. Further information about each subadviser’s investment strategies is provided in the Joint Proxy Statement/Prospectus.

Question 14. Who will pay the expenses of the Special Meeting?

Answer: All expenses in connection with the Special Meeting, including costs associated with preparation of this proxy statement, solicitation of votes, and the Reorganization, will be paid by the Funds, in proportion to their respective net assets as of the close of business on the day that all required shareholder approvals have occurred. Such costs are estimated to be $825,000 in the aggregate.

Question 15. When would the Reorganization and change in subadviser take place?

Answer: If the required approvals are obtained from the shareholders of ZF and ZTR at the Special Meeting on November 1, 2019, DPIM would begin subadvising ZTR’s equity investment allocation and the Reorganization would be effective as of November 18, 2019.

Question 16. What happens if the Reorganization is not approved by ZF shareholders or the issuance of additional shares of common stock by ZTR and appointment of DPIM is not approved by ZTR shareholders?

Answer: The completion of the Reorganization requires both the approval by ZF shareholders of the Reorganization and approval by ZTR shareholders of the Issuance, but it is not contingent on the appointment of DPIM as subadviser to ZTR. If either the Reorganization or the Issuance is not approved by shareholders, ZF and ZTR will continue as separate investment companies. The Boards of ZF and ZTR will then consider such alternatives as each Board determines to be in the best interests of shareholders, including further solicitation of shareholders or re-proposing the Reorganization.

The appointment of DPIM as the subadviser of ZTR is contingent on the approval of the Reorganization by ZF and the Issuance by ZTR, so if either the Reorganization or the Issuance is not approved by shareholders, Kayne will remain as the subadviser for ZTR’s equity portfolio.

Neither the Reorganization and Issuance nor the appointment of DPIM as a subadviser to ZTR are contingent on the election of the Directors, and the election of the Directors is not contingent on approval of either the Reorganization and Issuance or the appointment of DPIM as a subadviser to ZTR.

Question 17. How can I vote my shares?

Answer: You may authorize your proxy by mail, phone or internet or vote in person at the Special Meeting. To authorize your proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize your proxy by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. You may vote in person at the Special Meeting by attending in person and filling out a ballot.

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Question 18. What if I want to revoke my proxy?

Answer: Shareholders can revoke their proxy at any time prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Funds (addressed to the Secretary at the principal executive office of the Funds, One Financial Plaza, Hartford, CT 06103). However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy.

Question 19. How can a quorum be established for the Special Meeting?

Answer: The presence in person or by proxy of shareholders entitled to vote a majority of each Fund's outstanding shares will constitute a quorum.

Shares present in person or represented by proxy at the Special Meeting, broker non-votes and abstentions will be included in determining the existence of a quorum at the Special Meeting. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because (i) the broker does not have discretionary voting power with respect to that matter, and (ii) has not received instructions from the beneficial owner. At the Special Meeting, your broker will only have discretionary voting power with respect to the proposal to elect the new Directors, while all of the other matters to be considered at the Special Meeting are “non-routine.”

Question 20. Will my vote make a difference?

Answer: Yes. Your vote is important and makes a difference in the governance of the Funds, no matter how many shares you own. Your prompt response will help ensure that the Proposals can be implemented, and will help the Funds to expedite this transition and avoid additional solicitation costs. We encourage all shareholders to participate in the governance of the Funds.

Question 21. Who should I call if I have questions?

Answer: You should direct your questions to the Funds’ shareholder services. They can be contacted at 1-866-270-7788.

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The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated _____, 2019

JOINT PROXY STATEMENT/PROSPECTUS

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

VIRTUS TOTAL RETURN FUND INC.

One Financial Plaza

Hartford, CT 06103-4506

1-866-270-7788

JOINT SPECIAL MEETING OF SHAREHOLDERS

_______, 2019

This Joint Proxy Statement/Prospectus is being furnished in connection with a solicitation of proxies by the Boards of Directors (each, a “Board” and together, the “Boards”) of Virtus Global Dividend & Income Fund Inc. (“ZTR”) and Virtus Total Return Fund Inc. (“ZF”) (each, a “Fund” and together, the “Funds”), to be used at a Special Meeting of Shareholders of the Funds, and at any and all adjournments or postponements thereof (the “Special Meeting”). The Special Meeting is scheduled to be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, Connecticut 06103, on November 1, 2019, at 10:00 a.m. (Eastern Time) to consider the items set forth in the accompanying Notice of Special Meeting of Shareholders and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Shareholders of record of each Fund at the close of business on August 5, 2019 are entitled to receive notice of and to vote at the Special Meeting.

This Joint Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, are being mailed to shareholders of record on or about August __, 2019. It explains what you should know before voting on the proposals or investing in ZTR, a diversified, closed-end registered management investment company. Please read it carefully and keep it for future reference.

The Reorganization being proposed at the Special Meeting seeks to combine two funds with similar investment objectives and substantially similar investment strategies, to achieve certain economies of scale and other operational efficiencies. As a result of the Reorganization, it is anticipated that common shareholders of the combined fund will experience a reduced fund operating expense ratio, as certain recurring administrative and other costs will be spread across the combined fund’s larger asset base. In addition, the Reorganization may result in the combined fund realizing lower trading costs and certain portfolio management efficiencies. The Reorganization may also provide shareholders greater secondary market liquidity, which could positively impact the trading experience for the combined fund’s shares.

In the Reorganization, ZF will merge with and into ZTR (which will be renamed Virtus Total Return Fund Inc.) and shareholders of ZF will receive newly-issued shares of common stock of ZTR, par value $0.001 per share (“ZTR Common Shares”). ZF will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The aggregate net asset value (“NAV”) (not the market value) of ZTR Common Shares received by ZF investors in the Reorganization will equal the aggregate NAV (not the market value) of ZF common shares held by ZF investors immediately prior to the Reorganization, less the costs of the Reorganization paid by ZF. ZTR will continue to operate after the Reorganization as a registered, diversified, closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The Reorganization will not be consummated unless it is approved by the shareholders of ZF and the shareholders of ZTR approve the issuance of additional shares of common stock of ZTR in connection with the Reorganization (the “Issuance”). If the Reorganization or the Issuance is not approved, ZF and ZTR will continue as separate investment companies. The Boards of ZF and ZTR will consider such alternatives as each Board determines to be in the best interests of shareholders, including further solicitation of shareholders or re-proposing the Reorganization.

At the Special Meeting, shareholders of ZTR will also be asked to approve a new subadvisory agreement between Virtus Investment Advisers, Inc. (“VIA”) and Duff & Phelps Investment Management Co. (“DPIM”). If approved, DPIM will assume management of the fund’s equity portion of its investment portfolio from Kayne Anderson Rudnick Investment Management, LLC (“Kayne”). The consummation of the Reorganization is not contingent on the approval of the subadvisory agreement with DPIM, but the appointment of DPIM as ZTR’s subadviser is contingent on approval of the Reorganization by ZF shareholders and approval of the Issuance by ZTR shareholders.

At the Special Meeting, shareholders of ZTR and ZF will also be asked to elect five new directors to serve on the Board of Directors. None of the other shareholder proposals from the Special Meeting are contingent on the election of the new Directors, and the election of the Director Nominees is not contingent on the approval of any other proposal from the Special Meeting.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference:

•	A Statement of Additional Information, dated ______, 2019, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”);

•	The audited financial statements and the financial highlights for ZF contained in the Fund’s annual report for the fiscal year ended November 30, 2018; and

•	The audited financial statements and the financial highlights for ZTR contained in the Fund’s annual report for the fiscal year ended November 30, 2018.

Copies of the foregoing may be obtained without charge at www.virtus.com, by calling 1-866-270-7788 or writing to the respective Fund at 101 Munson St., Suite 104, Greenfield, MA 01301. The address of the principal executive offices of the Funds is One Financial Plaza, Hartford, CT 06103, and the telephone number is 1-866-270-7788.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The common shares of ZF are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “ZF” and will be delisted from the NYSE following the Reorganization. The common shares of ZTR are listed on the NYSE under the ticker symbol “ZTR” and will continue to be so listed subsequent to the Reorganization. Reports, proxy statements and other information concerning ZF or ZTR may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of ZTR in connection with the issuance of ZTR Common Shares in the Reorganization. This Joint Proxy Statement/Prospectus sets forth the information that shareholders of each Fund should know before voting on the proposals for their Fund. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is ___, 2019.

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PROPOSAL 1

THE REORGANIZATION

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background of the Reorganization

The Reorganization seeks to combine two funds that are managed by wholly-owned affiliates of Virtus Investment Partners, Inc. (“Virtus”) and that have similar investment objectives and substantially similar policies. Each of the Boards of ZTR (the “ZTR Board”) and ZF (the “ZF Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of ZTR and ZF, respectively.

In considering the Reorganization, each Board reviewed substantial information provided by Virtus, the parent of the investment adviser to the Funds. In considering such information, each Board took into account that in presenting this recommendation management may be subject to a conflict of interest, as the adviser to the surviving fund would realize certain operating efficiencies (such as reduced administrative and oversight burdens in managing one portfolio rather than two portfolios with slightly different investment policies) if the Reorganization were effected. Each Board also took into account that over a period of time it had discussed with management the potential benefits of combining the two Funds, with shareholders of both Funds potentially benefitting from economies of scale to be realized by a merger.

The Boards also received a memorandum from counsel to the Funds outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The directors who are not “interested persons” (as defined in the 1940 Act) of the Funds (hereafter, the “Independent Directors”) also discussed these matters with their own counsel.

Proposed Reorganization

In the Reorganization, ZTR will acquire all of the assets and assume all of the liabilities of ZF in exchange for an equal aggregate value of ZTR Common Shares. ZF will distribute ZTR Common Shares to shareholders of ZF and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The aggregate NAV (not market value) of ZTR Common Shares received by ZF investors in the Reorganization will equal the aggregate NAV of ZF common stock, less the portion of the costs of the Reorganization paid by ZF. ZTR (to be renamed Virtus Total Return Fund Inc.) will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

Reasons for the Reorganization

The proposed Reorganization will combine the assets of the Funds by reorganizing ZF into ZTR. In approving the Reorganization Agreement, the Board of each Fund, including each Fund’s Independent Directors, determined that participation in the Reorganization is in the best interests of each respective Fund and its shareholders and that the interests of the shareholders of each respective Fund will not be diluted with respect to NAV as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization. The Board of each Fund, including all of the Independent Directors, considered the Reorganization at numerous meetings held in 2019 and approved the Reorganization at a meeting held on July 1, 2019.

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The primary factors considered by the Board of each Fund with regard to the Reorganization included, but were not limited to, the following:

•	The fact that ZF’s and ZTR’s investment objectives are similar, while their investment strategies and their fundamental policies are substantially similar.

•	The expectation that the combined fund will offer economies of scale that should result in lower fund expense ratios for shareholders of both Funds. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g., administrative and custodial services). Certain overlapping fixed expenses would be eliminated and there will also be an opportunity to reduce expenses over time in a combined fund by spreading fees over a larger asset base.

•	The expectation that the combined fund may benefit from certain portfolio management efficiencies.

•	The expectation that the combined fund may provide greater secondary market liquidity.

•	The opinion of Sullivan & Worcester LLP that no gain or loss should be recognized by the Funds or their shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, as amended (the “Code”).

•	The expectation that shareholders will receive substantially the same quality of services after the Reorganization.

•	The expectation that the distribution policy with respect to the target distribution of the combined fund will be the same as ZTR’s current distribution policy, which targets a distribution that is fixed at $0.113 per share each month.

•	That the Reorganization also provides ZF shareholders with (i) the potential for NAV recovery and appreciation and (ii) a publicly traded security of a larger fund.

•	The fact that management recommended to each Board that they approve the Reorganization.

In considering the approval of the Reorganization Agreement, the Boards did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s facts and circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, each Board concluded that the approval of the Reorganization Agreement was in the best interest of each respective Fund and its shareholders.

Federal Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of ZF should recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their ZF common shares solely for ZTR common shares pursuant to the Reorganization. Additionally, ZF should recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither ZTR nor its shareholders should recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization. It is a condition to the closing of the Reorganization that ZF and ZTR receive an opinion from Sullivan & Worcester LLP, dated as of the closing date of the Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

Investment Objectives and Principal Investment Strategies

The Funds are both diversified and have similar investment objectives, and their investment strategies and fundamental policies and restrictions are substantially similar. ZF’s investment objective is capital appreciation, with current income as a secondary objective, while ZTR’s investment objective is to seek total return, consisting of capital appreciation and income. To pursue its objective, ZF invests globally in equity securities of owners/operators of infrastructure in the communications, utility, transportation, and energy industries and in opportunities across undervalued areas of the fixed income markets to generate high current income and total return, while ZTR invests in what the managers believe are “high-quality” companies within the high yielding global equity universe and in intermediate-term debt securities across 14 sectors of the fixed income markets to generate high total return from both current income and capital appreciation. Currently, and subject to change at the discretion of each Fund’s portfolio managers, 60% of each Fund’s investments are allocated to equities and 40% to fixed income.

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Each Fund also pursues an options overlay strategy that seeks to generate additional income. The options overlay strategy is designed to generate incremental capital gains, which may be distributed to shareholders, through the purchase and sale of index based, out-of-the-money puts and calls. This strategy is driven by implied volatility, and seeks to exploit pricing inefficiencies in the S&P 500® Index options market by selling put and call spreads. After the Reorganization, the combined Fund will continue to implement the options overlay strategy. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.

Although the Funds have similar investment objectives, and their investment strategies and fundamental policies and restrictions are substantially similar, a substantial portion of the securities held by ZF may be sold in connection with the Reorganization in order to comply with the investment practices of ZTR. For any such sales that occur prior to the Reorganization, the transaction costs will be borne by ZF, while, for any such sales that occur after the Reorganization, the costs will be borne by the combined fund’s shareholders. In addition, the disposition of assets in connection with the Reorganization is likely to result in taxable gains or losses on those assets, which will accrue to the respective Fund’s shareholders. In connection with the rebalancing of its assets prior to the Reorganization, ZF is expected to make a distribution to its shareholders of all its taxable capital gains. It is not possible to determine the level of expenses or taxable capital gains in connection with the rebalancing prior to the sales of securities occurring.

Effect on Expenses

As described below, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than the current total annual operating expense ratio for both Funds, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base. ZF’s current total expenses are 2.70%, and ZTR’s current total expenses are 2.63%, while the combined fund’s expenses are estimated to be 2.55%. If shareholders elect the new Directors and approve the Reorganization, total expenses paid by ZTR on a pro forma basis are expected to decline to an estimated 2.41% in the combined fund.

Fee Table

The tables below (1) compare the estimated fees and expenses of ZTR and ZF, as of November 30, 2018, respectively, and (2) show the estimated fees and expenses of the combined fund, on a pro forma basis, as of the same date. (ZTR changed its fiscal year end to November 30 from December 31, but the amounts below are based on the 12-month period ending November 30, 2018.) The annual operating expenses of the Pro Forma combined fund are projections for a 12-month period, assuming combined net assets as of November 30, 2018. Accordingly, the actual fees and expenses of each Fund and the combined fund as of the Closing Date of the Reorganization may differ from those in the tables below due to changes in net assets and expenses paid to various service providers from those at November 30, 2018.

The estimated expenses of ZTR and ZF as of November 30, 2018 and pro forma expenses following the proposed Reorganization are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to Common Shares. The table reflects expenses based on each Fund’s respective use of leverage. Each Fund has obtained a Credit Agreement with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $105 million for ZF and $155 million for ZTR. Borrowings under each Credit Agreement are collateralized by investments of the Fund. The applicable Credit Agreement results in each Fund being subject to certain covenants including asset coverage and portfolio composition (among others).

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Estimated Expenses Reflecting Reorganization

	ZF	ZTR	ZTR Pro Forma Combined Fund
Shareholder Transactions
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None	None

Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(b)	1.17%	0.97%	0.97%
Administration Fees(b)	0.14%	0.14%	0.14%
Interest and Fees on Leverage	1.06%	1.12%	1.09%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.00%
Other Expenses	0.33%	0.39%	0.35%
Total Annual Expenses	2.70%	2.63%	2.55%
Administration Fee Waiver(c)	(0.09%)	(0.09%)	(0.09%)
Net Total Annual Expenses After Fee Waiver	2.61%	2.54%	2.46%

Estimated Expenses Reflecting Reorganization and Election of Directors

	ZF	ZTR	ZTR Pro Forma Combined Fund(a)
Shareholder Transactions
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None	None

Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(b)	1.17%	0.97%	0.97%
Administration Fees(b)	0.14%	0.14%	0.14%
Interest and Fees on Leverage	1.06%	1.12%	1.09%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.00%
Other Expenses	0.33%	0.39%	0.21%
Total Annual Expenses	2.70%	2.63%	2.41%
Administration Fee Waiver(c)	(0.09%)	(0.09%)	(0.09%)
Net Total Annual Expenses After Fee Waiver	2.61%	2.54%	2.32%

(a)	Proforma expenses include compensation estimates for the existing Directors and the proposed new Directors at the current rate paid to the Virtus Fund Complex Board of Directors. Costs for the full Board will be allocated across both the Virtus Closed-End Fund Complex and the Virtus Fund Complex that the Directors will also oversee. Expenses are shown as if new board members and structure had been in place for the entire year.

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(b)	Each Fund’s investment management fee and administration fee are paid on average daily managed assets. Amounts shown reflect the fees as a percentage of average daily net assets.
(c)	Virtus Fund Services, Inc. had contractually waived receipt of a portion of its administration fees on the Funds. The waiver expired on December 2, 2018.

Example

The following example is intended to help you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
ZF (Acquired Fund)	$27	$84	$143	$303
ZTR (Acquiring Fund)	$27	$82	$140	$296
Pro Forma Combined Fund	$26	$79	$136	$289
Pro Forma Combined Fund and Election of New Directors	$24	$75	$129	$275

Comparison of the Funds

The following comparison summarizes certain similarities and differences between ZTR and ZF. If the Reorganization is consummated, the factors below relating to ZTR will apply, with the exception of Net Assets, which would reflect the combined Net Asset of the Funds.

	ZF	ZTR
Organization	ZF is a Maryland corporation registered as a diversified, closed-end management investment company under the 1940 Act.	ZTR is a Maryland corporation registered as a diversified, closed-end management investment company under the 1940 Act.
Fiscal Year End	November 30	November 30
Investment Advisory Fee	ZF pays its adviser, Virtus Investment Advisers, Inc., a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets.	ZTR pays its adviser, Virtus Investment Advisers, Inc., a monthly fee at an annual rate of 0.70% of the Fund’s average daily managed assets.
Administrative Fee	ZF pays Virtus Fund Services, LLC an administration fee of 0.10% of the Fund’s average daily managed assets.	ZTR pays Virtus Fund Services, LLC an administration fee of 0.10% of the Fund’s average daily managed assets.
Net Assets as of May 31, 2019	$234 million	$249 million
Listing	NYSE under the symbol “ZF”	NYSE under the symbol “ZTR”
Leverage	ZF has entered into a Credit Agreement with a commercial bank that allows the Fund to borrow cash from the bank, up to a limit of $105 million. As of May 31, 2019, ZF had $87.25 million in leverage outstanding.	ZTR has entered into a Credit Agreement with a commercial bank that allows the Fund to borrow cash from the bank, up to a limit of $155 million. As of May 31, 2019, ZTR had $97.5 million in leverage outstanding.

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Further Information Regarding the Reorganization

The ZF Board has determined that the Reorganization is advisable and in the best interests of ZF and the shareholders of ZF and that the interests of such shareholders will not be diluted as a result of ZF’s Reorganization. Similarly, the ZTR Board has determined that the Reorganization, including the Issuance, is advisable and in the best interests of ZTR and its shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in either of the individual Funds.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of ZF should recognize no gain or loss for Federal income tax purposes upon the exchange of their ZF common shares for ZTR common shares pursuant to the Reorganization. Additionally, ZF should recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither ZTR nor its shareholders should recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization. It is a condition to the closing of the Reorganization that ZTR and ZF receive an opinion from Sullivan & Worcester LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The ZF Board requests that shareholders of ZF approve ZF’s proposed Reorganization at the Special Meeting to be held on November 1, 2019, at 10:00 a.m. Eastern Time. Shareholder approval of the Reorganization requires the affirmative vote of the holders of a majority of ZF’s shares of common stock entitled to vote on the proposal. For additional information regarding voting requirements, see “Voting Requirements and Other Information.”

Investing in the combined fund following the Reorganization involves risks. For additional information, see “Risks of the Funds.” The ZF Board recommends that shareholders of ZF vote “FOR” the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES

AND PRINCIPAL RISKS

The following comparison summarizes the differences in the investment objectives, principal investment strategies, and principal risks of ZTR and ZF. If the Reorganization is consummated, the current investment objective, principal investment strategies, and principal risks of ZTR will remain in effect.

Investment Objectives

ZF	ZTR	Differences
Capital appreciation, with current income as a secondary objective.	Seek total return, consisting of capital appreciation and current income.	No material differences.

Principal Investment Strategies/Portfolio Composition

ZF	ZTR	Differences
Investment Universe: The Fund invests globally in equity securities of owners/operators of infrastructure in the communications, utility, energy, and transportation industries and across undervalued areas of the fixed income markets designed to generate high current income and total return. Currently, and subject to change at the discretion of the Fund’s portfolio managers, 60% of investments are allocated to equities and 40% to fixed income. The Fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.	Investment Universe: The Fund invests exclusively in what the managers believe are “high-quality” companies within the high yielding global equity universe (that return the free cash flow generated by the business to shareholders via dividends) and across 14 sectors of the fixed income markets currently identified to generate high current income and total return. Currently, and subject to change at the discretion of the Fund’s portfolio managers, 60% of investments are allocated to equities and 40% to fixed income. The Fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.	ZF focuses its equity investment allocation on global infrastructure companies, while ZTR focuses on high quality companies with strong balance sheets that pay dividends. No material differences in fixed income investments or options overlay strategy.

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ZF	ZTR	Differences
Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of securities.	Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the 1933 Act in the disposition of securities.	No material differences.

Borrowing: The Fund may not borrow money (through reverse repurchase agreements or otherwise), except in an amount not greater than 33 1/3% of the Fund’s total assets.	Borrowing: The Fund may not borrow money (through reverse repurchase agreements or otherwise), except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets at the time the loan is made; or (ii) in an amount not greater than 33 1/3% of the Fund’s total assets.	No material differences.

Closed-End Investment Companies: The Fund may also invest in other closed-end investment companies if the Investment Adviser believes that such investments will further the Fund’s investment objective. If the Fund purchases shares of another investment company at a discount which subsequently declines, the performance of such investment generally would be better than if the Fund had purchased the underlying portfolio investments of such other investment company. Such investments in other investment companies will constitute less than 10% of the Fund’s net assets.	Closed-End Investment Companies: The Fund may also invest in other closed-end investment companies if the Investment Adviser believes that such investments will further the Fund’s investment objective. If the Fund purchases shares of another investment company at a discount which subsequently declines, the performance of such investment generally would be better than if the Fund had purchased the underlying portfolio investments of such other investment company. Such investments in other investment companies will constitute less than 10% of the Fund’s net assets.	No material differences.

Commodities: The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.	Commodities: The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.	No material differences.

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ZF	ZTR	Differences
Common Stock: The Fund may invest in Common stock. Common stock represents the residual ownership interest in the issuer.	Common Stock: The Fund may invest in Common stock. Common stock represents the residual ownership interest in the issuer.	No material differences.

Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.	Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.	No material differences.

Credit Quality: With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (Baa or lower) by Moody’s Investors Services Inc. (“Moody’s”), (BBB or lower) by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser.	Credit Quality: With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (Baa or lower) by Moody’s, (BBB or lower) by S&P, or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser.	No material differences.

Debt Securities: The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.	Debt Securities: The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.	No material differences.

Derivatives: The Fund may use various derivative instruments, such as exchange-listed and over-the-counter put and call options, future contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. The Fund may also seek to gain exposure to securities, indices or baskets of securities by investing in derivative instruments such as swap agreements.	Derivatives: The Fund may use various derivative instruments, such as exchange-listed and over-the-counter put and call options, future contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. The Fund may also seek to gain exposure to securities, indices or baskets of securities by investing in derivative instruments such as swap agreements.	No material differences.

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ZF	ZTR	Differences
Emerging Markets: The Fund may invest in securities of issuers located or doing business in developing or “emerging market” countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging market countries.	Emerging Markets: The Fund may invest in securities of issuers located or doing business in developing or “emerging market” countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging market countries.	No material differences.

Exchange-Traded Funds: The Fund may invest in passively managed registered open-end investment companies or other baskets of securities, such as unit investment trusts, which trade on a national securities exchange or NASDAQ and are commonly called exchange-traded funds (“ETFs”). These investments represent shares of ownership in ETFs that hold portfolios of securities which are designed to generally correspond to and closely track the price and yield performance of an index of securities. Accordingly, ETFs have risks similar to those of stocks and are subject to market volatility. Investment returns may fluctuate so that invested shares, when redeemed or sold, may be worth more or less than their original cost.	Exchange-Traded Funds: The Fund may invest in passively managed registered open-end investment companies or other baskets of securities, such as unit investment trusts, which trade on a national securities exchange or NASDAQ and are commonly called ETFs. These investments represent shares of ownership in ETFs that hold portfolios of securities which are designed to generally correspond to and closely track the price and yield performance of an index of securities. Accordingly, ETFs have risks similar to those of stocks and are subject to market volatility. Investment returns may fluctuate so that invested shares, when redeemed or sold, may be worth more or less than their original cost.	No material differences.

Foreign Issuers: The Fund may invest without limit in securities of foreign issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.	Foreign Issuers: The Fund may invest without limit in securities of foreign issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.	No material differences.

Forward Foreign Currency Contracts: In the event that the Funds execute a foreign security transaction, the Funds may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.	Forward Foreign Currency Contracts: In the event that the Funds execute a foreign security transaction, the Funds may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.	No material differences.

Illiquid Securities: The Fund may invest without limit in illiquid securities (i.e. securities that are no readily marketable). Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.	Illiquid Securities: The Fund may invest without limit in illiquid securities (i.e. securities that are no readily marketable). Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.	No material differences.

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ZF	ZTR	Differences
Industry Concentration: The Fund may not purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This investment restriction does not apply to investments in U.S. Government Securities.	Industry Concentration: The Fund may not purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This investment restriction does not apply to investments in U.S. Government Securities.	No material differences.

Interest Rate Hedging Transactions: The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.	Interest Rate Hedging Transactions: The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.	No material differences.

Lending: The Fund may not make loans of money, except to the extent permitted by the Investment Company Act of 1940, as amended.	Lending: The Fund may not lend any funds or other assets, except that the Fund may purchase publicly distributed debt obligations (including repurchase agreements) consistent with its investment objective and policies, and the Fund may make loans of portfolio securities if such loans do not cause the aggregate amount of all outstanding securities loans to exceed 33 1/3% of the Fund’s total assets, provided that the loan is collateralized by cash or cash equivalents or U.S. Government Securities in an amount equal, on a daily basis, to the market value of the securities loaned.	No material differences.

Leverage: The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may also enter into derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage, although such leveraging effect is not limited by the percentage restrictions contained in this paragraph, provided that the Fund “covers” its obligations under such transactions. See “Leverage.”

The Fund may vary its use of leverage in response to changing market conditions and the Fund may significantly reduce or not utilize leverage for a period of time if it determines that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Fund could obtain over time without leverage.

Leverage: The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may also enter into derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage, although such leveraging effect is not limited by the percentage restrictions contained in this paragraph, provided that the Fund “covers” its obligations under such transactions. See “Leverage.”

The Fund may vary its use of leverage in response to changing market conditions and the Fund may significantly reduce or not utilize leverage for a period of time if it determines that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Fund could obtain over time without leverage.

No material differences.

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ZF	ZTR	Differences
Mortgage-Related and Asset Backed Securities: The Fund may invest in mortgage-related and asset-backed securities including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized debt obligation (“CRE CDOs”), collateralized loan obligations (“CLOs”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other assets. These investments may include subordinate classes including the “equity” or first loss class.	Mortgage-Related and Asset Backed Securities: The Fund may invest in mortgage-related and asset-backed securities including mortgage pass-through securities, CMBS, CRE CDOs, CLOs and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other assets. These investments may include subordinate classes including the “equity” or first loss class.	No material differences.

Preferred Securities: The Fund may invest in preferred securities and convertible preferred securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in payment of dividends and liquidation of a company’s assets.	Preferred Securities: The Fund may invest in preferred securities and convertible preferred securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in payment of dividends and liquidation of a company’s assets.	No material differences.

Real Estate: The Fund may not purchase or sell real estate, except that the Fund may invest in securities of real estate companies, including real estate investment trusts (“REITs”) and securities secured by real estate or interests therein (including CMBS) and commercial mortgages), and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	Real Estate: The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or real estate interests or issued by companies which invest in real estate or real estate interests.	No material differences.

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ZF	ZTR	Differences
Repurchase Agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to- market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.	Repurchase Agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to- market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.	No material differences.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage” and “Risks of the Fund — Leverage Risk,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.	Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage” and “Risks of the Fund — Leverage Risk,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.	No material differences.

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ZF	ZTR	Differences
Senior Securities: The Fund may not issue senior securities in contravention of the Investment Company Act of 1940.	Senior Securities: The Fund may not issue senior securities in contravention of the Investment Company Act of 1940.	No material differences.

Temporary Defensive Positions: When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.	Temporary Defensive Positions: When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.	No material differences.

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ZF	ZTR	Differences
U.S. Government Securities: The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.	U.S. Government Securities: The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.	No material differences.

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RISKS OF THE FUNDS

The Funds are closed-end management investment companies designed primarily as long-term investments and not as trading vehicles. The Funds are not intended to be complete investment programs and, due to the uncertainty inherent in all investments, there can be no assurance that the Funds will achieve their investment objectives. The following are the principal risks of investing in each Fund, and if the Reorganization is consummated, the risks of ZTR will remain in effect:

Anti-Takeover Provisions. Certain provisions of ZF’s or ZTR’s Articles of Incorporation could have the effect of limiting the ability of entities or persons to acquire control of each Fund or to modify each Fund’s structure. The provisions may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of each Fund to an open-end investment company.

Asset-Backed Securities Risk. Each Fund may invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Each Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by each Fund.

Certain structured products may be thinly traded or have a limited trading market. CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and CDOs may be characterized by each Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk. Where a Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note. Each Fund’s current investment in equity tranches of CLO’s are particularly subject to these risks.

Below Investment Grade Securities Risk. Each Fund may invest without limit in securities that at the time of investment are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these securities are sometimes referred to as “junk bonds.” These securities are subject to a greater risk of default. A security will be considered to be below investment grade if, at the time of investment, such security has a rating lower than “Baa” by Moody’s, lower than “BBB” by S&P or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Adviser or Subadviser to be of comparable quality.

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Below investment grade securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities, and a Fund’s ability to achieve its investment objectives may, to the extent the Fund is invested in below investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Yields on below investment grade securities will fluctuate if the issuer of below investment grade securities defaults, and a Fund may incur additional expenses to seek recovery.

The secondary markets in which below investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular below investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for below investment grade securities.

Call/Put Spread Risk. Each Fund may enter into options on indexes. Options on indexes provide the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Buying and selling call and put option spreads on the SPX Index involves the risk of loss of the premium when buying, can limit upside participation and increase downside losses.

Commercial Mortgage Loan Risk. Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that may be greater than similar risks associated with loans made on the security of single family residential property.

The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

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In the event of any default under a mortgage loan held directly by a Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to shareholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Convertible Securities Risk. Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or interest rate transactions entered into by each Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk. Credit risk is the risk that a security in each Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Funds or their service providers (including, but not limited to, the Funds’ Adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Funds. Any such cybersecurity breaches or losses of service may cause the funds to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value.

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Debt Risk. Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Default Risk. Default risk refers to the risk that a company that issues a debt security or engages in other forms of borrowing will be unable to fulfill its obligations to repay principal and interest. The lower the debt is rated, the greater the default risk.

Derivatives Risk. Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. Each Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. Each Fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.

Derivative contracts entered into for hedging purposes may also subject a Fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the Adviser’s and Subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

As an investment company registered with the SEC, each Fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a Fund investing in such instruments has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a Fund’s ability to invest in derivatives as the Fund’s Subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a Fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit a Fund’s ability to trade futures contracts and swaps.

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There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Fund or its Adviser and/or Subadviser(s) to comply with particular regulatory requirements.

Emerging Markets Risk. Each Fund may invest in securities of issuers located or doing business in developing or emerging market countries. Foreign securities risk may be particularly high to the extent that a Fund invests in securities of issuers located in or securities denominated in currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include:

•	greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;

•	the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and

•	certain national policies which may restrict each Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on market conditions and on the prices and yields of securities in each Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain securities and increase the costs and expenses of a Fund. Certain foreign countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Environmental Risk. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

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Equity Securities Risk. The value of the U.S. and foreign equity securities in which each Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect each Fund’s net asset value per share, which will fluctuate as the value of the securities held by each Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities held by each Fund. Also, the price of equity securities are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by each Fund.

Foreign Currency Risk. Although each Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when each Fund invests in foreign securities, it will be subject to foreign currency risk, which means that each Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Each Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Subadviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which each Fund may invest, currency hedging opportunities may not be available.

Foreign Securities Risk. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	adverse foreign economic, financial, political and social developments including the possibility of expropriation, nationalization, and confiscatory taxation risks;

•	different legal systems and less government supervision;

•	the possible imposition of exchange controls or other foreign governmental laws, restrictions or regulation changes;

•	restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	different accounting, auditing and financial record-keeping standards and requirements; and

•	in some cases, less efficient settlement practices, including extended clearance and settlement periods.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of each Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. Each Fund may incur costs in connection with conversions between various currencies.

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Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in foreign securities will expose each Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which each Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as the growth of gross domestic product, the rates of inflation, capital reinvestment, self-sufficiency and balance of payments position.

From time to time, certain of the companies in which each Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, each Fund will be indirectly subject to those risks.

These risks are more pronounced to the extent that a Fund invests a significant portion of its non-U.S. investments in one region, or in smaller, emerging markets.

As a result of these potential risks, the Adviser or Subadviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Each Fund may invest in countries in which foreign investors, including the Adviser or Subadviser, have had no or limited prior experience.

Industry/Sector Concentration Risk. The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly. At times, the performance of investments in those industries may lag the performance of other sectors or the market as a whole.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on any preferred shares issued by each Fund, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, the dividend rates for any preferred shares issued by each Fund would likely increase, which would tend to further reduce returns to holders of common shares. Deflation risk is the risk that prices throughout the economy may decline over time, which is the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of each Fund’s portfolio.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities such as preferred and debt securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will decline, and vice versa. Each Fund’s investment in such securities means that the net asset value and market price of the common shares may tend to decline if market interest rates rise.

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During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, each Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Market interest rates for investment grade fixed income securities in which each Fund may invest have recently declined significantly and the United States continues to experience historically low interest rate levels. A low interest rate environment may have an adverse impact on each Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.

However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. A Fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. Each Fund may experience increased portfolio turnover because of these policy changes, which will increase the costs that the Fund incurs and lower the Fund’s performance.

Interest Rate Transactions Risk. Each Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short- term interest rates. A decline in interest rates may result in a decline in net amounts receivable by each Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by each Fund to the counterparty under the swap), which may result in a decline in the net asset value of each Fund.

Investment Risk. An investment in each Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Leverage Risk. Each Fund reserves the flexibility to issue preferred shares, borrow money or issue debt securities. Leverage risk is the risk associated with the issuing of preferred shares, borrowing of funds or other investment techniques that may expose each Fund to financial leverage. Preferred shares issued by each Fund or other Fund indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique in that it will increase each Fund’s exposure to declines in cash flows from and decreases in market values of each Fund’s assets. Unless the income and capital appreciation, if any, on securities acquired with funds received from leverage exceeds the cost of the leverage, the use of leverage will diminish the investment performance of the common shares. Successful use of leverage depends on the Adviser’s or Subadviser’s ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

Capital raised through borrowings or the issuance of preferred shares will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of such borrowing or issuances of preferred shares. The issuance of preferred shares by each Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the common shareholders. Each Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce each Fund’s total return.

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The rights of lenders and holders of preferred shares and debt securities issued by each Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders.

The terms of any preferred shares issued by each Fund, borrowing or other indebtedness may impose asset coverage requirements, dividend limitations and voting right requirements on each Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on each Fund’s portfolio composition or on its use of various investment techniques or strategies. Each Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by each Fund. These requirements may have an adverse effect on each Fund. For example, limitations on each Fund’s ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for U.S. federal tax purposes. To the extent necessary, each Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require each Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser or Subadviser in managing each Fund’s portfolio in accordance with each Fund’s investment objectives and policies. For additional information about leverage, see “Leverage.”

While each Fund may from time to time consider increasing or reducing leverage in response to actual or anticipated changes in market conditions and interest rates there can be no assurance that each Fund’s leverage strategy will benefit the holders of common shares. Changes in market conditions and the future direction of interest rates are very difficult to predict accurately. If each Fund were to change its leverage strategy based on a prediction about future market conditions and/or changes to interest rates, and that prediction turned out to be incorrect, the leverage strategy would likely negatively impact the income and/or total returns to holders of common shares relative to the circumstance where each Fund had not changed its leverage strategy.

Each Fund may also enter into derivative transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When each Fund uses derivatives for leverage, investments in each Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Each Fund manages some of its derivative positions by segregating or “earmarking” an amount of cash or liquid securities equal to the face value of the positions. Each Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that each Fund does not segregate or “earmark” liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that each Fund may not enter into any such transaction if each Fund’s borrowings would thereby exceed 33 1/3% of its total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, each Fund may perform as if it is leveraged.

Some of each Fund’s portfolio securities, including the securities of real estate companies and other investment companies and asset-backed securities, may also be leveraged and will therefore be subject to the leverage risks described above. However, the restrictions of the 1940 Act will likely not apply to any leverage employed by each Fund’s portfolio securities. This additional leverage may, under certain market conditions, reduce the net asset value of each Fund’s common shares and the returns to the holders of common shares.

Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser or Subadviser will apply investment techniques and risk analysis in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired results.

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Market Risk. Your investment in common shares represents an indirect investment in the common stock, preferred securities and other securities owned by each Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Each Fund may utilize leverage, which magnifies the market risk. See “Leverage Risk” above.

Market Volatility Risk. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Instability in the financial markets has exposed each Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Funds themselves are regulated, which could limit or preclude a Fund’s ability to achieve its investment objective.

Mortgage-Related and Other Real Estate Asset-Backed Securities Risk. Many of the risks of investing in CMBS, CRE CDOs and other real estate asset-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The value of CMBS, CRE CDOs and other real estate asset-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole.

The value of some mortgage- or asset-backed securities, including CMBS and CRE CDOs, may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this section, CMBS and CRE CDOs are also subject to several risks created through the securitization process. Special servicer conflicts of interest arise due to the fact that junior note holders, who are represented by a special servicer who deals with delinquent loans in the CMBS collateral pool, benefit from a postponement of the writedown of a loan because it results in loss of principal and interest payable. Most CMBS transactions address this conflict with specific guidelines regarding write-downs of specially serviced loans. Subordinated classes of securities (“Subordinated CMBS”) and subordinated tranches of CRE CDOs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on Subordinated CMBS and subordinate CRE CDOs will not be fully paid. Subordinated CMBS and subordinate CRE CDOs are also subject to greater credit risk than those CMBS and CRE CDOs that are more highly rated.

Operational Risk. An investment in a Fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

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Options Overlay Strategy Risk. The Fund’s options overlay strategy is implemented through the use of index-based, out-of-the-money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE® Volatility Index (or “VIX®” as it’s also called), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If each Fund owns a preferred security that is deferring or omitting its distributions, each Fund may be required to report income for U.S. federal tax purposes although it has not yet received such income.

Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Call Risk. Preferred securities may be redeemed beginning on their call date. If securities are called, each Fund may be forced to reinvest in securities with a lower yield, which would result in a decline in income.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by each Fund.

New Types of Securities. From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. Each Fund reserves the right to invest in these securities if the Adviser or Subadviser believes that doing so would be consistent with each Fund’s investment objectives and policies. Since the market for these instruments would be new, each Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Reinvestment Risk. Each Fund, directly and/or through its investment in debt securities, will be exposed to reinvestment risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to repay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing reinvestment in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Restricted and Illiquid Securities Risks. Illiquid securities may be difficult to dispose of at a fair price at the times when each Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that each Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser’s or Subadviser’s judgment as to value will often be given greater weight than market quotations, if any, exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by each Fund’s Board, including the use of outside pricing services. Investment of each Fund’s capital in illiquid securities may restrict each Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which each Fund’s operations require cash and could result in each Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

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Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit each Fund’s ability to dispose of them and may lower the amount each Fund could realize upon their sale. To enable each Fund to sell its holdings of a restricted security not registered under the 1933 Act, each Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by each Fund with the issuer at the time each Fund buys the securities. When each Fund must arrange registration because each Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that each Fund could sell it. Each Fund would bear the risks of any downward price fluctuation during that period.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be greater for investors expecting to sell their common shares in a relatively short period following completion of this offering. The Funds cannot predict whether their common shares will trade at, above, or below NAV. NAV will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by each Fund.

Smaller Company Risk. Each Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than, and at times will perform differently from, larger, more established companies’ stock.

Short Sales Risk. Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

Tax Risk. Each Fund’s investment program and the tax treatment of a Fund’s distributions may be affected by IRS interpretations of the Code and future changes in U.S. federal tax laws and Treasury Regulations.

Rules governing the U.S. federal income tax aspects of certain derivatives, swap agreements, including credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of each Fund as a regulated investment company might be affected. If each Fund were to fail to qualify as a regulated investment company in any year, then each Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates.

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Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which each Fund will be able to engage in certain transactions involving derivatives.

The tax treatment of swap agreements and other derivatives may also be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or the amount of each Fund’s taxable income or gains. In such an event the amount of each Fund’s taxable distributions may either increase or decrease.

In addition, each Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for each Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of each Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Each Fund may invest in the stock of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). The application of the rules relating to the taxation of investments in PFICs may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to shares and may also affect the amounts that must be distributed to shareholders. Further, in some cases each Fund itself may be subject to tax as a result of investments in PFICs. The amount of distributions that would be taxed to shareholders as ordinary income may be increased substantially as compared to a fund that did not invest in PFICs.

Under the Code certain gains or losses attributable to fluctuations in foreign currency exchange rates generally are treated as ordinary income or ordinary loss that may increase or decrease the amount of each Fund’s net investment income to be distributed to its shareholders as ordinary income.

U.S. Government Securities Risk. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in each Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when each Fund’s average maturity is longer, under certain market conditions each Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The business and affairs of ZF and ZTR are managed under the direction of each Fund’s Board. Information pertaining to the Directors and officers of ZTR is set forth under “Information About the Nominees And Continuing Directors” and “Further Information Regarding Directors and Officers” below.

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Investment Adviser and Subadvisers

Adviser

Virtus Investment Advisers, Inc. serves as investment adviser to ZF and ZTR, and will continue to serve as the investment adviser to the combined fund. VIA is located at One Financial Plaza, Hartford, CT 06103, and is an indirect, wholly-owned subsidiary of Virtus, a publicly traded multi-manager asset management business. VIA has been an investment adviser for over 80 years and acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients, with assets under management of approximately $30.5 billion as of March 31, 2019. VIA is responsible for managing each Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadvisers and recommending their hiring, termination and replacement.

Subadvisers

Duff & Phelps Investment Management Co., an affiliate of VIA and an indirect, wholly-owned subsidiary of Virtus, is the subadviser for the equity portfolio of ZF and, if approved by shareholders of ZTR, will serve in the same capacity for the combined fund. DPIM is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606. DPIM acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. DPIM (together with its predecessor) has been in the investment advisory business for more than 70 years. As of _______, DPIM had approximately $___ billion in assets under management on a discretionary basis.

Kayne Anderson Rudnick Investment Management, LLC, an affiliate of VIA and an indirect, wholly-owned subsidiary of Virtus, is the subadviser for the equity portfolio of ZTR. Kayne is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Founded in 1984, Kayne provides investment management and advisory services to various institutional and retail accounts. As of _______, Kayne had approximately $___ billion in assets under management on a discretionary basis.

Newfleet Asset Management, LLC, also an affiliate of VIA and an indirect, wholly-owned subsidiary of Virtus, is the subadviser for the fixed income portfolio of each Fund, and will continue to serve in that role for the combined fund. Newfleet is located at One Financial Plaza, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of _____, Newfleet had approximately $___billion in assets under management. Newfleet has been an investment adviser since 1989.

Rampart Investment Management Company, LLC, also an affiliate of VIA and an indirect, wholly-owned subsidiary of Virtus, is the manager of the options overlay strategy of each Fund, and will continue to serve in that role for the combined fund. Rampart is located at One Financial Plaza, Hartford, CT 06103, with its primary investment office at 1540 Broadway, New York, NY 10036. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutions and high net worth investors. As of _____, Rampart had approximately $__ billion in assets under management.

DPIM, Kayne, Newfleet and Rampart (each, a “Subadviser”) provide investment advice with respect to their relevant portion of each Fund’s assets, as determined by VIA. If shareholders approve all the proposals at the Special Meeting, DPIM will manage the equity portfolio of the combined fund. If shareholders of ZTR do not approve DPIM under Proposal 3 below, Kayne will continue to manage the equity portfolio of the combined fund. If shareholders do not approve the Reorganization or the Issuance, ZF and ZTR will continue as separate funds and the equity portion of each will continue to be managed by DPIM and Kayne, respectively. Newfleet is the subadviser for the fixed income portfolio of each Fund, and Rampart is the subadviser for the options overlay strategy for each Fund, and each will continue to serve in that role for the combined fund.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Funds, VIA and the Subadvisers have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of their respective codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

ZTR’s Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. ZTR’s code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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Proxy Voting

VIA and the Subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how ZTR voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS

Portfolio Management

Each Fund is managed by a team of portfolio managers from the Subadvisers. Biographical information regarding each Subadviser’s portfolio manager is set forth below:

DPIM

Connie M. Luecke, CFA

Ms. Luecke has been a Senior Managing Director since 2014 and Senior Vice President of Duff & Phelps since January 1998. She has been a portfolio manager for ZF since 2011. Currently, she is Senior Portfolio Manager for the firm’s Global Listed Infrastructure Strategies, and is a Co-Portfolio Manager for the Virtus Duff & Phelps Global Infrastructure Fund and the Chief Investment Officer for the DNP Select Income Fund Inc. She was a Managing Director of Duff & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992). Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries. She is a Chartered Financial Analyst (CFA) charter holder, a member of the CFA Society of Chicago, and a past president of the Utility and Telecommunications Securities Club of Chicago. She has been working in the investment industry since 1983.

Kayne

Richard Sherry, CFA

Mr. Sherry is a portfolio manager for large-capitalization portfolios and senior research analyst at Kayne with primary responsibilities for the large-capitalization energy, financials, and utilities sectors. Mr. Sherry joined Kayne in 1995 as a marketing analyst before becoming a research analyst. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Los Angeles. He began working in the investment industry since 1991.

Newfleet

David L. Albrycht, CFA

Mr. Albrycht is president and chief investment officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. He holds the Chartered Financial Analyst designation and has been working in the investment industry since 1985.

Mr. Albrycht is the portfolio manager of ZF and ZTR since September 2016, Virtus Newfleet Multi-Sector Short Term Bond Fund since 1993, Virtus Newfleet Multi-Sector Intermediate Bond Fund since 1994, Virtus Newfleet Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus Newfleet High Yield Fund since 2011, Virtus Newfleet Bond Fund and Virtus Newfleet Low Duration Income Fund since 2012. He also co-manages two variable investment options and is co-manager of another closed-end fund, Virtus Global Multi-Sector Income Fund (NYSE: VGI). He also is a manager of three exchange-traded funds, AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), Virtus Newfleet Multi-Sector Bond ETF (NFLT), and Virtus Newfleet Dynamic Credit ETF (BLHY), and two offshore funds, the Virtus GF Multi-Sector Short Duration Bond Fund and Virtus GF Multi-Sector Income Fund. He is also responsible for the structuring and management of Newfleet’s CLO platform.

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Rampart

Warun Kumar

Mr. Kumar is chief investment officer and Portfolio Manager at Rampart (since October 2015), a Virtus affiliate specializing in option strategies. Prior to joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

Other Accounts Managed by Portfolio Managers

The following table provides information as of __________, regarding any other accounts managed by the portfolio managers and portfolio management team members for ZF and ZTR. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets ($)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance ($)
Connie Luecke	Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:
Richard Sherry	Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:
David L. Albrycht	Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:
Warun Kumar	Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:

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Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Funds’ investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of initial public offerings (IPOs) and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each Subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

Portfolio Management Team Compensation

Virtus, along with its affiliated investment management firms, including DPIM, Kayne, Newfleet, and Rampart (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

Incentive Bonus. Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

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Portfolio Manager Securities Ownership

As of ___________________, beneficial ownership of shares of ZF and ZTR by Ms. Luecke and Messrs. Sherry, Albrycht and Kumar are as follows:

Name of Portfolio Manager or Team Member	Dollar ($) Range of ZF Shares Beneficially Owned	Dollar ($) Range of ZTR Shares Beneficially Owned
Connie Luecke
Richard Sherry
David L. Albrycht
Warun Kumar

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and VIA, the Subadvisers are responsible for decisions to buy and sell securities for the portions of ZF’s and ZTR’s assets under their respective management and negotiation of their brokerage commission rates. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In over-the-counter markets, the Fund intends to deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. A Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which the Funds’ Directors and/or officers are affiliated. In certain instances, a Fund may make purchases of underwritten issues at prices that include underwriting fees.

In selecting a broker to execute each particular transaction, the Subadvisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. As such, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

As permitted by Section 28(e) of the Exchange Act, and subject to such policies and procedures as the Directors may determine, the Subadvisers may cause a Fund to pay a broker or dealer that provides brokerage and research services to a Subadviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Subadviser’s overall responsibilities to the Fund and its other clients. A Subadviser may give consideration to research, statistical and other services furnished by broker-dealers to the Subadviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers.

The investment management fee paid by the Adviser to a Subadviser is not reduced as a consequence of the Subadviser’s receipt of research and investment information provided by executing brokers; however, the Subadviser may, through the use of the research, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. The research received may be useful and of value to a Subadviser in serving both the Fund and other clients of the Subadviser; accordingly, not all of the research provided by brokers through which the Fund effects securities transactions may be used by a Subadviser in connection with the Fund.

The Subadvisers may also select brokers to execute portfolio transactions. In the over-the-counter market, the Funds will generally deal with responsible primary market makers unless a more favorable execution can otherwise be obtained through brokers.

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The Funds may not buy securities from, or sell securities to, an affiliate acting as principal. The Funds’ Boards have adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which affiliates are participants.

DIVIDENDS AND DISTRIBUTIONS

Distributions

The distribution policies of the Funds are similar, but not identical. ZF currently targets a distribution that is fixed at $0.361 per share each quarter, while ZTR has a target distribution that is fixed at $0.113 per share each month. ZTR will continue to target its monthly distribution amount after the Reorganization.

ZF makes dividend distributions each quarter, while ZTR intends to make dividend distributions each month to shareholders. The dividend rate may be modified by the Board from time to time. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date. Distributions paid by the Funds are subject to recharacterization for U.S. federal income tax purposes. A portion of the distributions paid by the Funds may be reclassified to return of capital and long-term capital gains upon the final determination of the Funds’ taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are generally distributed to shareholders annually, although net realized gains may be retained by the Funds in certain circumstances.

Dividend Reinvestment Plan

Each Fund maintains an automatic Dividend Reinvestment Plan (the “Plan”) commonly referred to as an “opt out” plan. Each of the Funds’ shareholders will have all distributions of dividends and capital gains automatically reinvested in additional common shares by Computershare Trust Company, N.A. as administrator of the Plan (the “Plan Administrator”), unless such shareholder elects to receive cash. Shareholders will have their dividends and distributions reinvested in additional common shares purchased in the open market or issued by each Fund through the Plan, unless they elect to have their dividends and other distributions paid in cash. Shareholders whose common shares are held in the name of a bank, a broker or nominee should contact the bank, broker or nominee to ensure that their account is properly represented. If necessary, shareholders may have their shares taken out of the name of the broker, bank or nominee and register them in their own name.

The Plan Administrator serves as administrator of the Plan. After a Fund declares a dividend or makes a capital gain distribution, the Plan Administrator will either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Administrator will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the NAV exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Administrator will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the Fund’s NAV on that date. The number of common shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV on the payable date or (ii) 95% of the market price on such date.

Participants in the Plan may terminate their participation in the Plan by contacting the Plan Administrator. Such termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Nonparticipants in the plan, either from withdrawal from the Plan or upon termination of the Plan as provided below, will receive cash.

The Plan Administrator’s fees for the handling of reinvestment of dividends and other distributions will be paid by each Fund. Each participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

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The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”

Each Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Administrator by telephone at 1-866-270-7788.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of certain federal income tax consequences of the Reorganization.  The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold shares of common stock of a Fund as capital assets for federal income tax purposes (generally, assets held for investment).  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  This summary of federal income tax consequences is for general information only.  The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that each of ZTR and ZF receive an opinion from Sullivan & Worcester LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code.  The opinion of Sullivan & Worcester LLP will be based on federal income tax law in effect on the Closing Date.  In rendering its opinion, Sullivan & Worcester LLP will also rely upon certain representations of the management of ZTR and ZF and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein.  An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the general federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss should be recognized by ZTR or ZF by reason of the Reorganization.

•	No gain or loss should be recognized by a shareholder of ZF who exchanges all of its ZF shares of common stock solely for ZTR shares of common stock pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares).

•	The aggregate tax basis of ZTR shares of common stock received by a shareholder of ZF pursuant to the Reorganization should be the same as the aggregate tax basis of the shareholder’s ZF shares of common stock surrendered in exchange therefor (reduced by any amount of tax basis allocable to fractional ZTR shares of common stock for which cash is received).

•	The holding period of ZTR shares of common stock received by a shareholder of ZF pursuant to the Reorganization should include the holding period of the shareholder’s ZF shares of common stock surrendered in exchange therefor.

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•	ZTR’s tax basis in ZF’s assets received by ZTR pursuant to the Reorganization should equal the tax basis of such assets in the hands of ZF immediately prior to the Reorganization, and ZTR’s holding period for such assets should, in each instance, include the period during which the assets were held by ZF.

ZTR intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

On or prior to the Closing Date, ZF will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of ZF’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that ZF maintains its status as a regulated investment company at all times up to and including the Closing Date. To the extent that such a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for Federal income tax purposes.

The ability of each Fund (and the combined fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, the financial performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain.  Information with respect to the Funds’ capital loss carryforwards is set forth below:

Capital Loss Amount (in thousands)

	ZF	ZTR
Short-Term	$7,864	$9,625
Long-Term	$10,369	$5,794
Total	$18,233	$15,419

ZTR will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of ZF, which will be subject to the tax loss limitation rules described below because ZF will undergo an ownership change for U.S. federal income tax purposes, and such limitations might be significant.  For a Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post- ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS).  Subject to certain limitations, the unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of ZF or shareholders of ZTR would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization.  Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term.  The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” were the Reorganization to occur), the timing and amount of future capital gains recognized by the combined fund if the Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses).  Shareholders of the Funds should consult their own tax advisors in this regard.

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In addition, for five years beginning on the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

NET ASSET VALUE

Each Fund will determine its NAV daily, as of the close of trading on the NYSE (currently 4:00 p.m., Eastern Time). NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) and less the liquidation preference of any outstanding preferred shares issued by the Fund, by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining each Fund’s NAV, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the closing bid price on such day, while short sales would be valued at the closing ask price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over the counter market, including listed securities whose primary market is believed by the Adviser to be over the counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid price as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board may deem appropriate to reflect their fair market value. However, certain fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities. Certain fixed income obligations having remaining maturities greater than 60 days, for which there are no readily available market quotations or sales information (including, but not limited to, CLOs, CMBS, CRE CDOs and other real estate asset-backed securities and commercial loan participations), are valued by independent pricing services or assigned a value based on a daily quote obtained from a broker/dealer. The pricing methodologies used by such independent pricing services and broker/dealers are reviewed and approved by each Fund’s Board. The prices provided by independent pricing services and broker/dealers take into account institutional size trading in similar groups of securities, relevant market factors and any developments related to specific securities. Where securities are traded on more than one exchange and also over the counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.

When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a Fund may use a security’s fair value, as determined pursuant to procedures adopted by each Fund’s Board. Additionally, if the Adviser believes that the price of a security obtained under the valuation procedures discussed above does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value. The use of fair value pricing by a Fund may cause its NAV to differ from the NAV that would be calculated using closing market prices.

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BENEFICIAL OWNERSHIP

As of _________, the following owned beneficially or of record 5% or more of any class of shares of each Fund:

Outstanding Shares as of _________

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
ZF	Common	200,000,000	________	________
ZTR	Common	500,000,000	________	________

SHARE PRICE DATA

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from NAV, or in some cases at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market prices may also be affected by investor perceptions of each Fund or the Investment Adviser, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than its NAV. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have traded in the market at prices that were both above and below NAV.

The following table sets forth the quarterly high and low closing share price for each Fund’s common shares on the NYSE and the corresponding NAV and discount or premium to NAV for the corresponding day for the last two full fiscal years of each Fund and the current fiscal year to date.

Virtus Total Return Fund Inc.

Quarter Ended	Min Price	Min NAV	Min Premium/Discount	Max Price	Max NAV	Max Premium/Discount
2/28/2017	$10.65	$12.19	-12.63%	$12.14	$13.41	-9.47%
5/31/2017	$11.00	$12.50	-12.00%	$12.12	$13.40	-9.55%
8/31/2017	$11.92	$12.95	-7.95%	$12.80	$13.74	-6.84%
11/30/2017	$12.33	$13.30	-7.29%	$13.12	$13.64	-3.81%
2/28/2018	$10.54	$11.34	-7.05%	$12.95	$13.53	-4.29%
5/31/2018	$10.78	$11.15	-3.32%	$11.37	$11.49	-1.04%
8/31/2018	$10.57	$11.25	-6.04%	$11.23	$11.65	-3.61%
11/30/2018	$9.16	$10.51	-12.84%	$10.63	$11.24	-5.43%
2/28/2019	$8.14	$9.44	-13.77%	$9.70	$10.64	-8.83%
5/31/2019	$9.71	$10.67	-9.00%	$10.23	$11.08	-7.67%

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Virtus Global Dividend & Income Fund Inc.

Quarter Ended	Min Price	Min NAV	Min Premium/Discount	Max Price	Max NAV	Max Premium/Discount
3/31/2017	$11.18	$12.33	-9.33%	$11.89	$12.94	-8.11%
6/30/2017	$11.76	$12.65	-7.04%	$12.70	$13.07	-2.83%
9/30/2017	$12.67	$12.88	-1.63%	$13.39	$12.89	3.88%
12/31/2017	$12.98	$12.78	1.56%	$13.65	$12.99	5.08%
3/31/2018	$10.83	$11.10	-2.43%	$14.11	$12.62	11.81%
5/31/2018*	$10.74	$11.05	-2.81%	$11.42	$11.34	0.71%
8/31/2018	$11.09	$10.92	1.56%	$12.09	$11.18	8.14%
11/30/2018	$9.62	$10.24	-6.05%	$11.95	$11.10	7.66%
2/28/2019	$8.40	$9.26	-9.29%	$10.82	$10.18	6.29%
5/31/2019	$10.45	$10.03	4.19%	$11.21	$10.25	9.37%

* The Fund changed its fiscal year-end from December 31 to November 30 during this period.

On July __, 2019, each Fund’s NAV, closing price on the NYSE and resulting market price premium/discount to NAV was as follows:

	Net Asset Value per Share	NYSE Closing Price	Premium/Discount
ZF
ZTR

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

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Average Annual Total Returns as of May 31, 2019

Fund	Trailing 12- month distribution Yield based on May 31, 2019 NAV	One Year ended May 31, 2019 based on NAV	One Year ended May 31, 2019 based on Market Price	Five Year ended May 31, 2019 based on NAV	Five Year ended May 31, 2019 based on Market Price	Ten Year ended May 31, 2019 based on NAV	Ten Year ended May 31, 2019 based on Market Price
ZF	13.3%	11.70%	4.29%	6.79%	7.22%	16.22%	17.80%
ZTR	13.4%	3.97%	13.32%	2.54%	6.55%	6.44%	8.87%

ADDITIONAL INFORMATION ABOUT THE FUNDS

Except as otherwise provided, each Fund’s investment policies are not fundamental and may be changed by the Boards without the approval of the shareholders. In addition, except as otherwise provided, each Fund may invest in the following types of securities and instruments without limit.

Asset-Backed Securities and Residential Mortgage-Related Securities

Each Fund may invest in CDOs, which include CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from CDOs are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Each Fund may invest in both “equity” and senior tranches.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), CMBS, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Below Investment Grade Securities

Each Fund may invest, without limit, in preferred securities and debt securities rated below investment grade, such as those rated below Baa by Moody’s or below BBB by S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Subadviser to be below investment grade. Securities rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

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Below investment grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Below investment grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Subadviser also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that a Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Fund’s credit analysis than would be the case when the Fund invests in rated securities.

Commercial Mortgage-Backed Securities

Each Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of Subordinated CMBS take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

Each Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

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Commercial Mortgage Loans

Each Fund may invest in commercial mortgage loans, which investments generally will be in the form of loan participations. Commercial mortgage loans are secured by multifamily or other types of commercial property. Each Fund may also invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying real property or loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property.

Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single family residential property. The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held directly by a Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to shareholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Commercial mortgage loans are considered to be debt securities for purposes of each Fund’s investment restriction relating to the lending of its funds or assets.

Commercial Paper

Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

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Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flow receivables such as credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

Commercial Real Estate Collateralized Debt Obligations

Each Fund may invest in commercial real estate CDOs or “CRE CDOs.” A CRE CDO is a trust typically collateralized by a combination of CMBS and REIT unsecured debt. CRE CDOs may also include real estate loans and other asset-backed securities as part of their collateral. CRE CDOs may charge management fees and administrative expenses.

The cash flows from a CRE CDO are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CRE CDO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CRE CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CRE CDO securities as a class. The Funds may invest in both “equity” and senior tranches.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this prospectus and this Statement of Additional Information, CRE CDOs are subject to the general structural and other risks associated with collateralized debt obligations. The risk of an investment in a CRE CDO and other asset-backed securities depends largely on the class of the CRE CDO in which the Fund invests. Normally, CRE CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CRE CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CRE CDOs allowing for a CRE CDO to qualify for Rule 144A transactions. CRE CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CRE CDO tranches that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally.

Common stocks of companies that a manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the manager has placed on it.

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Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks a manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the manager has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Convertible Securities and Synthetic Convertible Securities

Each Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Each Fund may invest in convertible securities of any rating. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Debt Securities

Each Fund may invest in debt securities. Each Fund may also invest in loans and loan participations. Each Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.

Equity Investments

Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Foreign Currency Transactions

Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objectives.

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The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Fund. Each Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by each Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser or Subadviser has not yet selected specific investments.

Each Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on the Adviser or Subadviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Adviser or Subadviser anticipates. For example, if a currency’s value rose at a time when the Adviser or Subadviser had hedged a Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If the Adviser or Subadviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser or Subadviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Adviser or Subadviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Securities

Each Fund may invest, without limit, in the securities of foreign issuers. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser or Subadviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

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It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Futures and Options

The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, Over-the-Counter Options, Futures Contracts, Futures Margin Payments and Swap Agreements.

Asset Coverage for Futures and Options Positions. Each Fund may enter into certain transactions, including futures and options positions, which can be viewed as constituting a form of borrowing or leveraging transaction by a Fund. To the extent a Fund covers its commitment under such transactions by the segregation or “earmarking” of assets or by entering into offsetting transactions, determined in accordance with procedures adopted by the Directors, equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

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Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, each Fund will be required to make margin payments to a futures commission merchant (“FCM”) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-the-Counter Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

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Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a FCM, when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of each Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets. Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. DPIM and Newfleet are not deemed to be a “commodity pool operator” with respect to their services as investment subadvisers to the Funds.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.

Swap Agreements. Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors, including changes in interest rates related to a Fund’s borrowing. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to changes in long or short-term interest rates, equity securities, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, value of underlying reference security or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Fund will maintain appropriate liquid assets in a segregated custodial account or otherwise “earmark” liquid assets to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate or “earmark” assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate or “earmark” assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Each Fund may seek to gain exposure to securities by utilizing total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In a typical total return swap agreement, a Fund will receive the dividend and the price appreciation (or depreciation) of a security, basket of securities or securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. The use of total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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Each Fund may enter into credit default swap agreements. A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to be “long” a third party credit risk and the other party (the “buyer”) to be “short” the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. If a default event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. Each Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no default event occurs, the Fund will lose its investment and recover nothing. However, if a default event occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Swaps must meet certain conditions to qualify from exemptions from regulation as futures contracts and to avoid registration under the 1933 Act. Future regulation could change the treatment of swaps under the federal securities or commodities laws.

Investments in Real Estate Securities

Each Fund may invest in securities of companies in the real estate industry. Real Estate Equity Securities include, but are not limited to, common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, CMBS, CRE CDOs and other real estate asset-backed securities and commercial mortgage loan participations. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as “Real Estate Securities.” Under normal market conditions, each Fund may invest in Real Estate Securities of issuers located or doing business in both developed and emerging market countries. For purposes of each Fund’s investment strategy, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, real estate operating companies, REITs and special purpose entities, such as pass-through trusts or other special purpose entities that issue commercial mortgage-back securities and/or execute real estate financings or securitizations.

Other Registered Investment Companies

Each Fund may invest, to the extent permitted by the limits of Section 12(d)(1) of the 1940 Act, in securities of other open- or closed-end registered investment companies, including exchange traded funds, that invest primarily in securities of the types in which each Fund may invest directly. Each Fund generally expects to invest in other registered investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after a Fund receives the proceeds from an offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in a registered investment company, each Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to additional expenses to the extent a Fund invests in other registered investment companies. The Adviser or Subadviser will take expenses into account when evaluating the investment merits of an investment in a registered investment company relative to available bond investments. The securities of other registered investment companies may also be leveraged and will therefore be subject to the same leverage risks to which each Fund is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Registered investment companies may have investment policies that differ from those of either Fund. In addition, to the extent a Fund invests in other registered investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser or Subadviser.

Preferred Securities

Each Fund may invest in preferred securities. The taxable preferred securities in which each Fund intends to invest do not qualify for the dividends received deduction (the “DRD”) under Section 243 of the Code and are not expected to provide significant benefits under the rules relating to “qualified dividend income.” The DRD generally allows corporations to deduct from their income 70% of dividends received. Individuals will generally be taxed at a maximum tax rate of 15% on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at a maximum tax rate of 15% on qualified dividend income, should assume that none of the distributions the shareholder receives from each Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

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There are two basic types of preferred securities: traditional preferred securities and hybrid preferred securities. When used in this Statement of Additional Information and the related Prospectus, taxable preferred securities refer generally to hybrid preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income).

Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which each Fund invests will be declared or otherwise made payable. Preferred shareholders usually have no right to vote for corporate directors and their voting rights may be limited to certain extraordinary transactions or events. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting industries in which the respective company operates and by actual and anticipated changes in U.S. federal income tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, each Fund’s holdings of higher rate paying fixed rate preferred securities may be reduced and each Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

Hybrid Preferred Securities. The hybrid preferred securities market is divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, trade and are quoted “flat,” (i.e., without accrued dividend income), and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, trade and are quoted on an “accrued income” basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

Hybrid preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. Within the category of hybrid preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid preferred securities, these debt instruments usually do not offer equity capital treatment.

Repurchase Agreements

In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), each Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by its Subadviser.

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Restricted and Illiquid Securities

Each Fund may invest, without limit, in securities that have not been registered under the 1933 Act and are not readily marketable. Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, a Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Each Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, each Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Adviser or Subadviser will monitor carefully a Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Funds of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage — Leverage Risks,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time a Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, a Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Short Sales

Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

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When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

When a Fund sells securities short, to the extent required by applicable law and regulation, the Fund will “cover” the short sale, which generally means that the Fund will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the securities sold short, reduced by any amount deposited as margin. Alternatively, the Fund may “cover” a short sale by (a) owning the underlying securities, (b) owning securities currently convertible into the underlying securities at an exercise price equal to or less than the current market price of the underlying securities, or (c) owning a purchased call option on the underlying securities with an exercise price equal to or less than the price at which the underlying securities were sold short.

U.S. Government Securities

Each Fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when a Federal Reserve Bank strips the coupon payments and the principal payment from an outstanding U.S. Treasury security. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

When Issued and Forward Commitment Securities

Each Fund may purchase securities on a “when issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but each Fund will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by a Fund as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

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Securities purchased on a forward commitment or when issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when issued basis when a Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV.

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VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended November 30, 2018		Year Ended November 30, 2017(8)		Year Ended November 30, 2016(8)	Fiscal Period Ended(7) November 30, 2015(8)		Year Ended December 31, 2014(8)
PER SHARE DATA:
Net asset value, beginning of period	$13.45		$11.78		$11.76	$12.99		$12.37

Income (loss) from investment operations:
Net investment income (loss) (1)	0.32		0.29		0.41	0.46		0.82
Net realized and unrealized gain (loss)	(1.74)		2.25		0.63	(0.67)		0.72
Total from investment operations	(1.42)		2.54		1.04	(0.21)		1.54

Dividends and Distributions to Shareholders:
Net investment income	(0.30)		(0.34)		(1.02)	(1.02)		(0.92)
Net realized gains	(0.08)		(0.58)		—	—		—
Return of capital	(1.06)		—		—	—		—
Total dividends and distributions to Shareholders	(1.44)		(0.92)		(1.02)	(1.02)		(0.92)

Fund Share Transactions (Note 9)
Anti-dilutive impact of tender offers	—		0.05		—	—		—
Net asset value, end of period	$10.59		$13.45		$11.78	$11.76		$12.99
Market value, end of period(2)	$9.27		$12.82		$11.17	$9.87		$11.55
Total return, net asset value(3)	(10.17	)%(11)	26.37%		10.09%	(0.92	)%(5)	13.59%
Total return, market value(3)	(17.51)%		27.06%		24.37%	(6.56	)%(5)	21.98%

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	2.70%		2.62	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of net expenses to average net assets(4)	2.61%		2.55	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of net investment income (loss) to average net assets	2.75%		2.86	%(9)	3.44%	3.90	%(6)	6.31%
Portfolio turnover rate	46%		61%		60%	32	%(5)	33%
Net assets, end of period (000’s)	$277,954		$289,580		$126,508	$126,454		$139,630
Borrowing, end of period (000’s)	$84,250		$105,000		$47,000	$43,500		$50,500
Asset coverage, per $1,000 principal amount of borrowings(10)	$3,706		$3,758		$3,692	$3,907		$3,765

(1)	Calculated based on average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

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VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

Year Ended December 31, 2013(8)
PER SHARE DATA:
Net asset value, beginning of period	$11.32

Income (loss) from investment operations:
Net investment income (loss)(1)	0.51
Net realized and unrealized gain (loss)	1.08
Total from investment operations	1.59

Dividends And Distributions To Shareholders:
Net investment income	(0.54)
Total dividends and distributions to shareholders	(0.54)
Net asset value, end of period	$12.37
Market value, end of period(2)	$10.25
Total return, net asset value(3)	15.02%
Total return, market value(3)	9.08%

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	2.01%
Ratio of net expenses to average net assets(4)	2.01%
Ratio of net investment income (loss) to average net assets	4.42%
Portfolio turnover rate	42%
Net assets, end of period (000’s)	$132,857
Borrowings, end of period (000’s)	$50,500
Asset coverage, per $1,000 principal amount of borrowings(10)	$3,631

(4)	Ratio of total expenses, before interest expense on the line of credit, was 1.63%, 1.92% for the years ended November 30, 2018 and 2017, respectively, and 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58% and 1.62%, for the years ending December 31, 2014 and 2013, respectively.
(5)	Not Annualized.
(6)	Annualized.
(7)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(8)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, Virtus Total Return Fund (DCA), for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.391206. See Note 12 Plan of Reorganization in the Notes to Financial Statements of the 2018 Annual Report to Shareholders.
(9)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers and earnings credits to average net assets would be 2.41%, the ratio of net expenses to average net assets would be 2.34% and the ratio of net investment income (loss) to average net assets would be 3.07%.
(10)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(11)	Total return, net asset value, for the report period presented in the Financial Highlights differs from the Message to Shareholders in the 2018 Annual Report to Shareholders. The total return presented in the Message to Shareholders is calculated based on the net asset value calculated on the first business day and last business day of the period reported. The total return presented within the Financial Highlights is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.

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VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

			Year Ended December 31,
	Period Ended November 30, 2018(8)		2017		2016		2015	2014
PER SHARE DATA:
Net asset value, beginning of period	$13.05		$12.77		$13.56		$15.43	$15.45

Income (loss) from investment operations:
Net investment income (loss) (3)	0.34		0.41		0.27		0.22	0.25
Net realized and unrealized gain (loss)	(1.61)		1.71		0.05		(1.02)	0.78
Total from investment operations	(1.27)		2.12		0.32		(0.80)	1.03

Dividends and Distributions to Shareholders:
Net investment income	(0.37)		(0.42)		(0.27)		(0.26)	(0.24)
Net realized gains	(0.05)		(1.18)		(0.89)		(0.85)	(0.85)
Return of capital	(0.82)		(0.26)		—		—	—
Total dividends and distributions to shareholder	(1.24)		(1.86)		(1.16)		(1.11)	(1.09)

Fund Share Transactions (Note 9)
Anti-dilutive impact of repurchase plan	—		—		—		0.04	0.04
Anti-dilutive impact of tender offers	—		0.02		0.05		—	—
Net asset value, end of period	$10.54		$13.05		$12.77		$13.56	$15.43
Market value, end of period(1)	$9.99		$13.40		$12.04		$12.18	$14.01
Total return, net asset value(2)	(9.67)	%(10)	19.02%		3.74%		(4.17)%	7.86%
Total return, market value(2)	(16.62)	%(10)	29.62%		8.90%		(5.20)%	8.54%

RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	2.53	%(9)	2.23	%(7)	1.61	%(6)	0.98%	1.03%
Ratio of total expenses after interest expense to average net assets(4)	2.62	%(9)	2.33	%(7)	1.64	%(6)	0.98%	1.03%
Ratio of net investment income (loss) to average net assets	3.25	%(9)	3.20	%(7)	2.05	%(6)	1.49%	1.61%
Portfolio turnover rate	43	%(10)	44%		178	%(5)	77%	38%
Net assets, end of period (000’s)	$259,013		$319,176		$345,132		$431,263	$500,825
Borrowings, end of period (000’s)	$100,000		$120,000		$120,000		$—	$—
Asset coverage, per $1,000 principal amount of borrowings(11)	$3,590		$3,660		$3,876		$—	$—

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VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

Year Ended December 31, 2013
PER SHARE DATA:
Net asset value, beginning of period	$14.08

Income (loss) from investment operations:
Net investment income (loss)(3)	0.29
Net realized and unrealized gain (loss)	2.02
Total from investment operations	2.31

Dividends and Distributions to Shareholders:
Net investment income	(0.27)
Net realized gains	(0.70)
Return of capital	(0.05)
Total dividends and distributions to shareholders	(1.02)

Fund Share Transactions (Note 9)
Anti-dilutive impact of repurchase plan	0.08
Net Asset value, end of period	$15.45
Market value, end of period(1)	$13.94
Total return, net asset value(2)	18.58%
Total return, market value(2)	22.37%

RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	0.99%
Ratio of total expenses after interest expense to average net assets(4)	1.04%
Ratio of net investment income (loss) to average net assets	1.97%
Portfolio turnover rate	52%
Net assets, end of period (000’s)	$514,350
Borrowings, end of period (000’s)	$—
Asset coverage, per $1,000 principal amount of borrowings(11)	$—

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VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.
FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

(1)	Closing Price – New York Stock Exchange.
(2)	Total return on market value is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(3)	Calculated using average shares outstanding.
(4)	Ratios of total expenses, excluding dividends and interest expense on short sales and borrowings for the fiscal periods ended, as applicable, are as follows:

	Period Ended December 31,
Period Ended November 30, 2018	2017	2016	2015	2014	2013
1.49%	1.59%	1.37%	0.98%	0.99%	1.02%

(5)	The increase in portfolio turnover rate is due to a change in the investment adviser and the appointment of two new subadvisers associated with a strategy change on the Fund.
(6)	The Fund incurred certain non-recurring proxy and tender offer costs in 2016. When excluding these costs, the ratio of net expenses to average net assets would be 1.48%, the ratio of total expenses to average net assets would be 1.51%, and the ratio of net investment income (loss) to average net assets would be 2.18%.
(7)	The Fund incurred certain non-recurring tender offer costs in 2017. When excluding these costs the ratio of net expenses to average net assets would be 2.17%, the ratio of total expenses would be 2.27% and the ratio of net investment income (loss) to average net assets would be 3.26%.
(8)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(9)	Annualized.
(10)	Not annualized.
(11)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.

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INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Reorganization

The proposed Reorganization will be governed by the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the form of which is attached as Exhibit A. The Reorganization Agreement provides that ZF will transfer all of its assets to ZTR solely in exchange for the issuance of full and fractional shares of ZTR (the “Reorganization Shares”) and the assumption of all ZF’s liabilities. The Reorganization Shares will be issued on or about the Closing Date or such other date as may be agreed upon by the parties. The following discussion of the Reorganization Agreement is qualified in its entirety by the full text of the Reorganization Agreement.

ZF will transfer all of its assets to ZTR and, in exchange, ZTR will assume all liabilities of ZF and deliver to ZF the number of full and fractional shares of ZTR having an aggregate NAV equal to the NAV of the shares of ZF. On or as soon after the Closing Date as is possible (the “Liquidation Date”), ZF will distribute in complete liquidation of ZF, pro rata to its shareholders of record, all of the Reorganization Shares received by ZF. This distribution will be accomplished by the transfer of Reorganization Shares credited to the account of ZF on the books of ZTR to open accounts on the share records of ZTR in the name of ZF shareholders, and representing the respective pro rata number of Reorganization Shares due such shareholders. All issued and outstanding shares of ZF will simultaneously be canceled on the books of ZF. As a result of the proposed transaction, each ZF shareholder will receive a number of Reorganization Shares equal in value as of the Valuation Date to the value of ZF shares previously held by such shareholder.

The Board of ZF has determined that the proposed Reorganization is in the best interests of ZF and that the interests of ZF’s shareholders will not be diluted as a result of the transactions contemplated by the Reorganization Agreement. The Board of ZTR has similarly determined that the proposed reorganization is in the best interests of ZTR and that the interests of ZTR’s shareholders will not be diluted as a result of the transactions contemplated by the Reorganization Agreement.

The consummation of the Reorganization is subject to the terms and conditions and on the representations and warranties set forth in the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of ZTR and ZF. In addition, either ZTR or ZF may at its option terminate the Reorganization Agreement at or before the Closing Date due to: (i) a material breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of ZTR or the Board of ZF that the consummation of the transactions contemplated therein is not in the best interests of ZTR or ZF, respectively.

All expenses of the Reorganization will be paid by the Funds, in proportion to their respective net assets as of the close of business on the day that all required shareholder approvals have occurred. Such costs are estimated to be $825,000 in the aggregate.

Reasons for the Merger and Board Considerations

The proposed Reorganization will combine the assets of the Funds by reorganizing ZF into ZTR. In approving the Reorganization Agreement, the Board of each Fund, including each Fund’s Independent Directors, determined that participation in the Reorganization is in the best interests of each respective Fund and its shareholders and that the interests of the shareholders of each respective Fund will not be diluted with respect to NAV as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization.

The Boards also received a memorandum from counsel to the Funds outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Independent Directors also discussed these matters with their own counsel. The Board of each Fund, including all of the Independent Directors, considered the Reorganization at numerous meetings held in 2019 and approved the Reorganization at a meeting held on July 1, 2019.

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The primary factors considered by the Board of each Fund with regard to the Reorganization included, but were not limited to, the following:

•	The fact that ZF’s and ZTR’s investment objectives are similar, while their investment strategies and their fundamental policies are substantially similar.

•	The expectation that the combined fund will offer economies of scale that should result in lower fund expense ratios for shareholders of both Funds. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g., administrative and custodial services). Certain overlapping fixed expenses would be eliminated and there will also be an opportunity to reduce expenses over time in a combined fund by spreading fees over a larger asset base.

•	The expectation that the combined fund may benefit from certain portfolio management efficiencies.

•	The expectation that the combined fund may provide greater secondary market liquidity.

•	The opinion of Sullivan & Worcester LLP that no gain or loss should be recognized by the Funds or their shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

•	The expectation that shareholders will receive substantially the same quality of services after the Reorganization.

•	The expectation that the distribution policy with respect to the target distribution of the combined fund will be the same as ZTR’s current distribution policy, which targets a distribution that is fixed at $0.113 per share each month.

•	That the Reorganization also provides ZF shareholders with (i) the potential for NAV recovery and appreciation and (ii) a publicly traded security of a larger fund.

•	The fact that management recommended to each Board that they approve the Reorganization.

In considering the approval of the Reorganization Agreement, the Boards did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s facts and circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, each Board concluded that the approval of the Reorganization Agreement was in the best interest of each respective Fund and its shareholders.

Capitalization

The following table sets forth the unaudited capitalization of ZF and ZTR as of May 31, 2019, and on a pro forma basis for the combined fund as of the same date. The pro forma capitalization is for informational purposes only. No assurance can be given as to how many ZTR Common Shares will be received by shareholders of ZF on the Closing Date, and the information should not be relied upon to reflect the number of ZTR Common Shares that actually will be received.

Capitalization as of May 31, 2019

	ZF	ZTR	Adjustments		ZTR Pro Forma Combined Fund
Net Assets	$234,242,627	$249,471,511	$(825,000	)(a)	$482,889,138
Common Shares Outstanding	21,527,388	24,632,494	1,519,966		47,679,848
Net Asset Value Per Share	$10.88	$10.13	—		$10.13

(a) Adjustment represents Reorganization cost estimate.

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OTHER COMPARISONS OF THE FUNDS

Governing Law

ZF and ZTR were incorporated under the laws of the State of Maryland on June 18, 1986, and July 21, 1988, respectively.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

Governing Documents

Each of ZF’s and ZTR’s Articles of Incorporation, as amended, both include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Each Fund’s Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of directors is elected to a three-year term. A Director of ZTR may be removed from office by the vote of the holders of at least 75% of the outstanding shares then entitled to vote for the election of directors. A Director of ZF may be removed by a vote of the holders of at least two-thirds of all votes entitled to be cast by the stockholders of ZF generally in the election of directors.

The Articles of Incorporation of ZF requires the vote or consent of the holders of 66 2/3% of the outstanding shares of each class of stock of ZF normally entitled to vote in elections of directors voting as separate classes, when a Principal Shareholder is a party to certain transactions. For purposes of the foregoing, Principal Shareholder refers to any person, whether directly or indirectly and whether along with any affiliate or associate, beneficially owns more than 5% of the outstanding shares of any class of stock of ZF.

The 5% holder transactions subject to these special approval requirements are:

(a)	The merger or consolidation of ZF or any subsidiary of ZF with or into any Principal Shareholder;

(b)	The issuance of any securities of ZF to any Principal Shareholder for cash;

(c)	The sale, lease or exchange of all or any substantial part of the assets of ZF to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or

(d)	The sale, lease or exchange to ZF or any subsidiary thereof, in exchange for securities of ZF, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

These special approval requirements, however, do not apply to (1) any transaction described above if the Board of ZF has approved a memorandum of understanding with a Principal Shareholder with respect to and substantially consistent with such transaction, or (2) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by ZF and its subsidiaries.

ZTR does not have equivalent special approval requirements for transactions with large shareholders.

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In the event that the shares of ZTR trade at an average discount from their NAV of 10% or more for a fiscal quarter on their principal exchange, the Articles of Incorporation of ZTR require the Board of Directors to consider, at the next regularly scheduled meeting, potential measures to seek to reduce the discount, although the Board is not required to take any action. These measures may include open-market purchases or tender offers for the shares, or submitting a proposal to shareholders to convert the Fund from a closed-end fund to an open-end fund. The Board’s decision on such action would take into account such factors deemed relevant by the Board, including the extent and duration of the discount, the liquidity of its portfolio, the overall impact on the Fund or its shareholders, market considerations, and provisions of applicable law.

ZF does not have equivalent requirements for the Board to consider measures to seek to reduce a discount in trading of its shares.

Reference should be made to the Articles of Incorporation of ZF and of ZTR, as applicable, on file with the SEC for the full text of the provisions described above.

Each Fund’s Articles of Incorporation provide that, to the fullest extent permitted by Maryland General Corporation Law, no Director or officer of a Fund is liable to the Fund or its stockholders for damages. The Articles of Incorporation and Amended and Restated Bylaws of the Funds further provide that each Fund shall indemnify, to the fullest extent permissible under Maryland General Corporation Law, the 1933 Act and the 1940 Act, a Director or officer of the Fund.

Shares

ZF is authorized to issue 200,000,000 shares of beneficial interest, par value $0.10 per share. ZTR has 500,000,000 authorized shares, par value $0.001 per share. Each Fund records ownership of its shares on the books of the Fund and does not issue certificates certifying the ownership of its shares. Thus, if the Reorganization is approved, current ZF shareholders holding their shares in certificated form will not receive certificates of ZTR shares received pursuant to the Reorganization, and any certificates of shares issued by ZF are considered null and invalid.

Voting Rights

Voting rights are identical for the shareholders of each Fund. On each matter submitted to a vote of shareholders of each Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Required Vote

Shareholder approval of the Reorganization requires the affirmative vote of the holders of a majority of ZF’s shares of common stock entitled to vote on the proposal. For additional information regarding voting requirements, see “Voting Requirements and Other Information.”

The ZF Board recommends that shareholders of ZF vote “FOR” the Reorganization of ZF into ZTR.

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PROPOSAL 2

ISSUANCE OF ZTR COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: The Reorganization,” ZTR will issue additional ZTR common shares and list them for trading on the NYSE. All other things being equal, the Reorganization will not result in any reduction of the NAV of ZTR common shares, other than to reflect the costs of the Reorganization.

No gain or loss for Federal income tax purposes will be recognized by ZTR or its shareholders pursuant to the Reorganization. The ZTR Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of ZTR. If the Reorganization is consummated, the combined fund will maintain ZTR’s management fee rate of 0.70% of ZTR’s average managed assets.

The ZTR Board requests that shareholders of ZTR approve the issuance of additional ZTR common shares in connection with the Reorganization at the Special Meeting to be held on November 1, 2019 at 10:00 a.m. Eastern Time. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be as of the close of November 15, 2019, and the combined fund will begin trading on November 18, 2019.

If either the Reorganization or the issuance is not approved by the respective shareholders, ZF and ZTR will continue as separate investment companies.

Required Vote

The affirmative vote of shareholders representing at least a majority of votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required to approve the issuance of additional common shares for the Reorganization. For additional information regarding voting requirements, see “Voting Requirements and Other Information.”

The ZTR Board recommends that shareholders of ZTR vote “FOR” the issuance of additional ZTR common shares in connection with the Reorganization.

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PROPOSAL 3: APPROVAL OF NEW SUBADVISORY AGREEMENT BETWEEN
VIRTUS INVESTMENT ADVISERS, INC. AND DUFF & PHELPS INVESTMENT MANAGEMENT CO.

Introduction

Under Proposal 3, shareholders of ZTR are being asked to approve an investment subadvisory agreement between VIA and Duff & Phelps Investment Management Co., subject to the approval by shareholders of the Reorganization under Proposal 1 and the Issuance under Proposal 2 of this Joint Proxy Statement/Prospectus. VIA has served as investment adviser to the Fund since September 7, 2016, and currently serves as such pursuant to an investment advisory agreement between VIA and the Fund as of January 31, 2017. Prior to January 31, 2017, VIA served as the investment adviser pursuant to an interim advisory agreement after the termination of the advisory agreement with the prior investment adviser. Kayne Anderson Rudnick Investment Management, LLC was initially appointed as subadviser to manage the Fund’s equity portfolio pursuant to an interim subadvisory agreement as of September 7, 2016, and currently serves as such pursuant to an investment subadvisory agreement between VIA and the Fund as of January 31, 2017. The Board, including a majority of the independent Directors, last renewed the investment advisory agreement between VIA and the Fund, and the investment subadvisory agreement (the “Previous Subadvisory Agreement”) between VIA and Kayne, at a meeting held on November 13, 2018.

Subject to shareholder approval of Proposal 1 and Proposal 2 discussed above, ZF will be merged into ZTR. While ZTR will remain as the legal survivor after the merger, ZF will be the accounting survivor. In the role of adviser to the Fund, VIA has the responsibility to recommend to the Board of Directors of the Fund the hiring, termination and replacement of subadvisers. After a comprehensive assessment of the Fund and its positioning in the current market environment, it was determined that DPIM offer the investment approach, expertise, and resources to best serve shareholders, and VIA recommended to the Board of Directors of the Fund that DPIM be appointed as the subadviser to the combined Fund.

At a meeting of the Board of Directors held on July 1, 2019, the Directors (including the Independent Directors) approved and recommended for shareholder approval an investment subadvisory agreement between VIA and DPIM with respect to the Fund (the “Subadvisory Agreement”). If approved by the shareholders, the Subadvisory Agreement will go into effect on or about November 18, 2019. As discussed below, the Subadvisory Agreement is the same in all material respects to the Previous Subadvisory Agreement, except for the subadviser, the effective date and term of the Agreement. As with the Previous Subadvisory Agreement, the Fund does not pay the subadvisory fee under the Subadvisory Agreement, and the fees payable to VIA by the Fund under the Advisory Agreement will not change.

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect until December 31, 2018 and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Directors, including a majority of the Independent Directors, specifically approved its continuance at least annually. The Previous Subadvisory Agreement was subject to termination by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of the Fund, or by VIA or Kayne, in each case upon 60 days’ written notice, and would terminate automatically in the event of its assignment or in the event that the Advisory Agreement between VIA and the Fund was terminated.

The Previous Subadvisory Agreement obligated Kayne to: (i) invest and reinvest that discrete portion of the assets of the Fund designated by the Adviser (the “Allocated Portion”); (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by Kayne; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Fund; and (iv) perform certain limited related administrative functions in connection therewith.

The Previous Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Previous Subadvisory Agreement on the part of Kayne, Kayne would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, VIA paid a subadvisory fee to Kayne, consisting of a monthly fee calculated on the average daily Managed Assets of the Allocated Portion at the annual rate of 50% of the net advisory fee. For this purpose, “Managed Assets” means the total assets of the Allocated Portion, including any assets attributable to borrowings, minus the Allocated Portion’s accrued liabilities other than such borrowings. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. For the fiscal period ended November 30, 2018, VIA paid Kayne $775,313.59 in subadvisory fees with respect to its management of its Allocated Portion of the Fund.

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The New Subadvisory Agreement

The terms of the new Subadvisory Agreement and DPIM’s obligations thereunder are the same in all material respects as those of the Previous Subadvisory Agreement, except for the adviser, and the effective date and term. The Subadvisory Agreement provides that it will remain in effect until November 1, 2021, and thereafter for successive periods of one year only so long as the Board of Directors, including a majority of the Independent Directors, specifically approves its continuance at least annually. The Subadvisory Agreement would be subject to termination by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of the Fund, or by VIA or DPIM, in each case upon 60 days’ written notice, and would terminate automatically in the event of its assignment or in the event that the Advisory Agreement between VIA and the Fund was terminated.

Like the Previous Subadvisory Agreement, the Subadvisory Agreement would generally provide that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of DPIM, DPIM would not be liable for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement; however, DPIM would be responsible for any losses arising out of or resulting from a “trade error” caused by the negligent action or negligent omission of DPIM or an agent of DPIM.

Subadvisory Fee

Under the Subadvisory Agreement, VIA will pay a subadvisory fee to DPIM consisting of a monthly fee calculated on the average daily Managed Assets of the Allocated Portion at the annual rate of 50% of the net advisory fee. Currently, the advisory fee would be 0.75%, as calculated based on the average daily net assets of the Fund (i.e., DPIM would receive 0.375% of the average daily net assets comprising the Allocated Portion). This is identical to the fee paid under the Previous Subadvisory Agreement, so there will be no change to the subadvisory fee under the Subadvisory Agreement. The fee paid under the Previous Subadvisory Agreement for the last fiscal year is identical to what would have been paid if the Subadvisory Agreement would have been in effect over that time period. The fee shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the subadviser, the net asset value of DPIM’s Allocated Portion of the Fund shall be calculated as set forth in the registration statement of the Fund.

As with the Previous Subadvisory Agreement, the Fund does not pay the subadvisory fee under the Subadvisory Agreement, and the fees payable to VIA by the Fund under the Advisory Agreement will not change.

Basis for the Board’s Recommendation

The Board believes that the surviving Fund’s shareholders can benefit from continued management of the Fund’s assets by DPIM, which has demonstrated consistent performance for its equity investments. The Board noted that the investment objective of the Fund will not change, although DPIM will manage the Fund’s equity portfolio using different strategies than Kayne uses. If the Subadvisory Agreement is approved, the Fund’s principal equity investment strategies would focus on owners/operators of infrastructure in the communications, utility, energy, and transportation industries, which would change from Kayne’s strategy of investing exclusively in 'high quality' companies within the high yielding global equity universe.

In evaluating, approving and recommending to ZTR’s shareholders that they approve the Subadvisory Agreement, the Board of Directors requested and evaluated information provided by VIA and DPIM which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with DPIM would be in the best interests of the Fund and its shareholders. Prior to making its final decision for the Fund, the Independent Directors met privately with their independent counsel to discuss the information provided.

In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. In recommending that shareholders approve the proposal, the Directors considered various factors, including:

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1)       the nature, extent and quality of the services to be provided by DPIM. The Directors received in advance of the meeting information in the form of an extensive questionnaire completed by DPIM concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Directors noted that DPIM would continue to provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Directors reviewed biographical information for each portfolio manager of DPIM who would be providing services under the Subadvisory Agreement and noted their experience in managing ZF using similar investment strategies. In considering the approval of the Subadvisory Agreement, the Directors considered DPIM’s investment management process, including (a) the experience, capability and integrity of DPIM’s management and other personnel committed by DPIM to the Fund; (b) the quality and commitment of DPIM’s regulatory and legal compliance policies, procedures and systems; and (c) DPIM’s brokerage and trading practices;

2)       the rate of the investment subadvisory fee that would be paid by VIA (and not the Fund) under the Subadvisory Agreement, and the advisory fee paid by the Fund, both of which would be identical to the fees paid under the Previous Subadvisory Agreement and the Advisory Agreement;

3)       the prior performance of ZF during the period it was managed by DPIM using the strategies that would be applied to ZTR. The Board noted ZF outperformed ZTR on a NAV basis over the one-, three-, five- and ten-year periods ended April 30, 2019; and

4)       the fact that, while DPIM is an affiliate of VIA, there are no other tangible benefits to VIA or DPIM in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that managing the Fund could enhance DPIM’s reputation in the marketplace, and, therefore, would enable DPIM to attract additional client relationships.

In considering the profitability to DPIM of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement, and that the subadvisory fee would be paid at an identical level as under the Previous Subadvisory Agreement. For these reasons, the profitability to DPIM of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in DPIM’s management of the Fund to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund’s assets by the equity securities team at DPIM.

More Information About DPIM

Duff & Phelps Investment Management Co. is located at 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. DPIM is registered as an investment advisor under the Investment Advisers Act of 1940, and is a wholly-owned subsidiary of Virtus Partners, Inc., which in turn is wholly-owned by Virtus. Founded in 1932, DPIM provides investment management and related services to institutional investors, corporations and individuals. As of ______, DPIM had $____ billion of assets under management.

Connie M. Luecke, CFA, currently manages the equity investment portfolio for ZF, and would continue to manage the equity investment portfolio for ZTR. Ms. Luecke joined Duff & Phelps in 1992, and serves as Senior Managing Director and Senior Portfolio Manager for the firm’s Global Listed Infrastructure Strategies. She has served as the co-portfolio manager of the Virtus Duff & Phelps Global Infrastructure Fund since its inception in 2004 as well as co-portfolio manager of ZF since 2011. Ms. Luecke has served as the Chief Investment Officer of the DNP Select Income Fund Inc. since 2018. Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries. Prior to joining Duff & Phelps, Ms. Luecke was a financial valuation consultant with Coopers & Lybrand for two years and research assistant with Harris Associates L.P. for six years. She is a Chartered Financial Analyst (CFA) charter holder, a member of the CFA Society of Chicago, and a past president of the Utility and Telecommunications Securities Club of Chicago. She has been working in the investment industry since 1983.

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The following persons serve as the principal executive officers of DPIM at the address for DPIM listed above:

Name	Principal Occupation At Duff & Phelps Investment Management Co.
Nathan I. Partain, CFA	Director, President and Chief Investment Officer
George Aylward	Director and Chairman
Michael Angerthal	Director, Executive Vice President and Treasurer
William Renahan	Senior Managing Director, Chief Compliance Officer and Secretary
Daniel Petrisko	Executive Managing Director
Geoffrey Dybas	Executive Managing Director
David Grumhaus	Executive Managing Director
John Creswell	Executive Managing Director

DPIM currently serves as investment subadviser to the following registered funds that have a similar investment objective and is managed similarly to the Fund:

Name	Total Assets Under Management (as of June , 2019)	Subadvisory Fee

Required Vote

Approval of the new Subadvisory Agreement requires the affirmative vote of a” majority of the outstanding voting securities” of ZTR. As defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of  (i) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the Fund’s voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities (a “1940 Act Majority”).

The ZTR Board recommends that shareholders of ZTR vote “FOR” the proposal to approve the new subadvisory agreement between VIA and DPIM.

Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.

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PROPOSAL 4: ELECTION OF THE DIRECTOR NOMINEES

Description of Proposal 4

At the Special Meeting, shareholders of ZTR and ZF will be asked to elect the following directors, each to serve for the remaining term of the respective Class, or until his or her successor has been duly elected and qualified:

a.	Donald C. Burke as a Class I Director;
b.	Sidney E. Harris as a Class I Director;
c.	John R. Mallin as a Class II Director;
d.	Connie D. McDaniel as a Class III Director; and
e.	Geraldine M. McNamara as a Class III Director.

Background

Each Board is responsible for the overall management of the respective Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Directors of the Fund are divided into three classes, and are elected to serve staggered terms. Each year, the term of office of one class expires.

Effect of the Approval of Proposal 4

If Proposal 4 is approved, each of the Nominees would be elected as a Director of the applicable Fund, effective as of January 1, 2020. Each Director would serve on the Board for the remaining term of the respective Class, or until his or her successor has been duly elected and qualified.

Additional Information About Proposal 4

The holders of each Fund’s Common Shares will have equal voting rights (i.e., one vote per share) and will vote as a single class with respect to Proposal 4.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Director Nominees.

Background and additional information concerning the current Directors and the Nominees is set forth in the tables that follow. The “Interested” Director (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk(*). Independent Directors are those who are not interested persons of (i) the Funds, (ii) the Funds’ investment adviser (VIA) or subadvisers (DPIM, Kayne, Newfleet and Rampart), or (iii) a principal underwriter of the Funds, and who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Directors”).

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INFORMATION ABOUT THE NOMINEES AND CONTINUING DIRECTORS

Class I Directors

Name, Year of Birth and Address[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director[3]	Other Directorships/Trusteeships Held During Past Five Years
Independent Directors
Donald C. Burke Year of Birth: 1960	Nominee	Nominee term expires at the 2021 Annual Meeting	Retired.	69	Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Sidney E. Harris Year of Birth: 1949	Nominee	Nominee term expires at the 2021 Annual Meeting	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	65	Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

James M. Oates Year of Birth: 1946	Director	Class I Director of ZF and ZTR since 2016, terms expire at the 2021 Annual Meeting	Managing Director (since 1984), Wydown Group (consulting firm).	69	Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).

James B. Rogers, Jr. Year of Birth: 1942	Director	Class I Director of ZF since 1986 and ZTR since 1988, terms expire at the 2021 Annual Meeting	Private investor (since 1980).	4	Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Quantum Digital Asset Management Pte Ltd.; Director (since 2018), Sirius International Insurance Group Ltd.; Director (since 2018), Ananti Inc.; Director (2018 – 2019), Ocean Capital Advisors LLC Director (since 2017), JSC AgroGard-Finance; Director (2016 – 2018), Crusader Resources Limited; Director (since 2014), Sinofortune Financial Holdings Limited; Director (since 2014), PJSC Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2012), Geo Energy Resources Limited; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1990), Beeland Interests (Media and Investments)

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Class II Directors

Name, Year of Birth and Address[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director[3]	Other Directorships/Trusteeships Held During Past Five Years
Independent Directors
John R. Mallin Year of Birth: 1950	Nominee	Nominee term expires at the 2022 Annual Meeting	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	65	Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

Philip R. McLoughlin Year of Birth: 1946	Director and Chairman	Class II Director of ZF and ZTR since 2016, terms expire at the 2022 Annual Meeting	Private investor (since 2010)	73	Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).

William R. Moyer Year of Birth: 1944	Director	Class II Director of ZF since 2017 and ZTR since 2016; terms expire at the 2022 Annual Meeting	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer)	4	Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; and Director and Treasurer (since 1986), CT Invention Convention.

Interested Director George R. Aylward* Year of Birth: 1964	Director, President and Chief Executive Officer	Class II Director of ZF and ZTR since 2006, terms expire at the 2022 Annual Meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	74

Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; and Trustee and President (since 2006), Virtus Mutual Fund Family (54 portfolios).

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Class III Directors

Name, Year of Birth and Address[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director[3]	Other Directorships/Trusteeships Held During Past Five Years
Independent Directors
Connie D. McDaniel Year of Birth: 1958	Nominee	Nominee term expires at the 2020 Annual Meeting	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	65	Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

Geraldine M. McNamara Year of Birth: 1951	Nominee	Nominee term expires at the 2020 Annual Meeting	Retired.	69	Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).

R. Keith Walton Year of Birth: 1964	Director	Class III Director of ZF and ZTR since 2004, terms expire at the 2020 Annual Meeting	Senior Adviser (since 2018), Vatic Labs, LLC and Plexo, LLC; Executive Vice President, Strategy (2017 – 2019), Zero Mass Water, LLC; Partner/Chief Administrative Officer (since 2006), Global Infrastructure; Vice President, Strategy (2013 − 2017), Arizona State University ; Vice President – Global Government Affairs (2010 − 2013), Alcoa	4	Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2006 – 2019), Systematica Investments Limited Funds; Director (2006 – 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 – 2017), AZ Service.

Brian T. Zino Year of Birth: 1952	Director	Class III Director of ZF and ZTR since 2014; terms expire at the 2020 Annual Meeting	Various roles at J. & W. Seligman & Co. Incorporated (1982 − 2008) including President (1994 − 2008)	4	Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Trustee (since 2011), Bentley University.

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Advisory Board Members(4)

Name, Year of Birth and Address[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director[3]	Other Directorships/Trusteeships Held During Past Five Years
Advisory Members
Thomas J. Brown Year of Birth: 1945	Advisory Member	Advisory Member since 2019, term expires in 2021	Retired.	65	Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).

Hassell H. McClellan Year of Birth: 1945	Advisory Member	Advisory Member since 2019, term expires in 2021	Retired.	65	Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (54 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).

Richard E. Segerson Year of Birth: 1946	Advisory Member	Advisory Member since 2019, term expires in 2022	Retired.	65	Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (54 portfolios).

William H. Wright II Year of Birth: 1960	Advisory Member	Advisory Member since 2016, term expires in 2019	Retired.	4	Managing Director, Investment Banking (1982 – 2010), Morgan Stanley.

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*	Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates.

(1)	The business address of each current Director is c/o (the applicable Fund), 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)	Each Director currently serves a one to three-year term concurrent with the class of Directors for which he or she serves.

(3)	The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

(4)	Advisory Board Members serve as the members of each Fund’s Advisory Board. Mr. Wright was appointed to one three-year term that expires in 2019, Messrs. Brown and McClellan were appointed to terms that expire on January 1, 2021, and Mr. Segerson was appointed to a term that expires in January 1, 2022. Advisory Board Members are not voting members of any of the Funds’ Boards of Directors and they provide advice to the Boards, as requested.

Director and Director Nominee Qualifications

Each Board has determined that each Director and Director Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (i) personal and professional background, (ii) educational background, (iii) financial expertise, (iv) ability, judgment, attributes and expertise, (v) availability and commitment to attend meetings and perform the responsibilities of a Director; and (vi) familiarity with the Fund or its service providers. In respect of each Director and Director Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund.

Following is a summary of various qualifications, experiences and skills of each Director and Director Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the experience, qualifications, attributes and skills of a Director and Director Nominee do not constitute the holding out of any Director or Director Nominee as being an expert under Section 7 of the 1933 Act, or the rules and regulations of the SEC.

George R. Aylward. In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by the Adviser and its affiliates.

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Donald C. Burke. Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Sidney E. Harris. Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is currently Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He has been affiliated with the J. Mack Robinson College of Business since 1997, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris is a Director of Total System Services, Inc. He serves on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (IUGB) Foundation (2012 to 2017), and serves on the Board of Directors of the International University of the Grand-Bassam (IUGB) Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019).

John R. Mallin. Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by the Adviser.

Connie D. McDaniel. Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel is also a Director of Total System Services, Inc. and currently serves as Chair of the Georgia State University Robinson College of Business Board of Advisors.

Philip R. McLoughlin. Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.

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Geraldine M. McNamara. Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

William R. Moyer. Mr. Moyer has substantial experience in the asset management and accounting industries. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is predecessor to what is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.

James M. Oates. Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as a trustee of a large family of mutual funds unaffiliated with the Funds.

James B. Rogers, Jr. Mr. Rogers brings significant financial and economic experience to the Board, and provides innovative business insight to assist the Board and its committees. Mr. Rogers co-founded the Quantum Fund, is the author of several books, and also is a financial commentator worldwide.

R. Keith Walton. Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School.

Brian T. Zino. Mr. Zino’s extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies.

Required Vote

The election of the Director Nominees to each of the Boards of ZF and ZTR requires a plurality of the votes cast on the matter by the shareholders of that Fund at the Special Meeting, provided a quorum is present.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Funds’ Boards, including the Independent Directors, unanimously recommend that shareholders vote “FOR” the election of the Director Nominees in Proposal 4 of the Special Meeting.

Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Leadership Structure of the Board of Directors

The primary responsibility of each Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Subadvisers, and other service providers which have been approved by the Board. Generally, the Board acts by majority vote of all the Directors, including a majority vote of the Independent Directors if required by applicable law.

In addition to four regularly scheduled meetings per year, each Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, each Board has established standing committees to assist each Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

Mr. McLoughlin serves as Chairman of each Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Directors. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

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Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Director due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Fund’s operations within the context of his detailed understanding of the perspective of the Adviser and the Fund’s other service providers. The Board, therefore, considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.

Each Board also believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, each Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Funds, provides the Board with the Adviser’s perspective in managing and sponsoring other Virtus registered Funds as well as the perspective of other service providers to the Funds. The leadership structure of each Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Board’s Role in Risk Oversight

As a registered investment company, each Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, each Board oversees the management of each Fund’s risk management structure by each of the Fund’s Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. The Fund’s Adviser, Subadvisers, administrator, officers and legal counsel prepare regular reports to each Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

Each Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Fund and representatives of the Subadvisers meet with each Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.

Each Board receives regular written reports from the Funds’ Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

Each Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadvisers, and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Directors meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

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In connection with its annual review of each Fund’s advisory, subadvisory and administration agreements, each Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

Each Board recognizes that it is not possible to eliminate all of the risks applicable to a Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board

Each Board has established a number of standing committees to oversee particular aspects of each Fund’s management. These are:

Audit Committee. Each Board has adopted a written charter for each Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing each Fund’s accounting and auditing policies and practices. The Audit Committee reviews each Fund’s financial reporting procedures, system of internal control, the independent audit process, and each Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Directors, who are also considered “independent” for purposes of the listing standards of the NYSE. The Audit Committee’s current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, R. Keith Walton and Brian T. Zino. Mr. Zino is the Committee’s Chairman. The Board has determined that Mr. Zino possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated Mr. Zino as the Audit Committee’s financial expert.

In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is available at: https://www.virtus.com/assets/files/17c/vcef-audit-committee-charter.pdf.

Compliance Committee. Each Board has adopted a written charter for each Fund’s compliance committee (“Compliance Committee”). The Compliance Committee assists the Board in its oversight role with respect to Fund compliance matters. It reviews the information provided by the Funds’ management and Chief Compliance Officer in accordance with its business judgment.

The Compliance Committee is currently composed entirely of Independent Directors. The Compliance Committee’s current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. The Compliance Committee’s Chairman is Mr. Walton.

Investment Committee. Each Board has adopted a written charter for each Fund’s investment committee (“Investment Committee”). The Investment Committee assists the Board in its oversight role with respect to the investment performance of the Funds. It (i) monitors and reviews the investment performance of the Funds and (ii) reviews the investment-related issues and activities involving the investment adviser and subadvisers to the Funds, including investment strategy and investment personnel.

The Investment Committee is currently composed entirely of Independent Directors. The Investment Committee’s current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. Mr. Rogers is Chairman of the Investment Committee.

Nominating and Governance Committee. Each Board has adopted a written charter for each Fund’s nominating and governance committee (the “Nominating and Governance Committee”). The Nominating and Governance Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Directors, including as Independent Directors, and annually evaluating the Board and Committees.

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The Nominating and Governance Committee considers candidates for directorship and makes recommendations to each Board with respect to such candidates. There are no specific required qualifications for directorship. The committee considers all relevant qualifications of candidates for directorship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Director. Each Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for directorship in this context.

Each Board has adopted a policy for consideration of Director nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, more than 4% of the shares of a class of the Fund for which the Director nominee is submitted. Shareholder nominees for Director will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.

The Nominating Committee is currently composed entirely of Independent Directors; its current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. Mr. Oates is the Committee’s Chairman.

In accordance with proxy rules promulgated by the SEC, the Fund’s Nominating and Governance Committee charter is available at: https://www.virtus.com/assets/files/17b/nominating_committee_charter.pdf.

Executive Committee. Each Board has adopted a written charter for each Fund’s executive committee (the “Executive Committee”). The Executive Committee facilitates the efficient management of the Funds. The Executive Committee is composed entirely of Independent Directors and its members are Philip R. McLoughlin and R. Keith Walton. Mr. McLoughlin is the Executive Committee’s Chairman.

Non-Director Officers of the Funds

The officers of the Funds are appointed by the Board. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above within the description of the Directors’ background.

Name, Year of Birth and Address[1]	Position held with the Fund and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2017).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Executive Vice President (since 2013), Senior Vice President (2008 – 2013) of various Virtus-affiliated funds.

W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 – 2016), Chief Financial Officer and Treasurer (since 2004) of various Virtus-affiliated funds.

Nancy J. Engberg YOB: 1956	Senior Vice President (since 2017); Vice President (2012 – 2017); and Chief Compliance Officer since 2012.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2008); Senior Vice President (since 2017), Vice President (2010 - 2017), and Chief Compliance Officer (since 2011) of various Virtus-affiliated funds.

William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary since 2012.	Senior Managing Director and Chief Compliance Officer, Duff & Phelps Investment Management Co. (since 2019); Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and a Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

Short, Julia R. YOB: 1972	Senior Vice President since 2018.	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; and Managing Director, Product Manager (2004 – 2017), RidgeWorth Investments.

(1)	The business address of each officer is c/o Virtus Investment Partners, One Financial Plaza, Hartford, CT 06103.
(2)	Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require, among other persons, the officers and Directors of the Fund, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and representations of certain Reporting Persons, the Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.

Information about the Fund’s Independent Registered Public Accountant

The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Fund’s financial statements for the year ended November 30, 2018 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Fund’s financial statements for the fiscal year ending November 30, 2019. Representatives of PwC are not expected to be present at the Special Meeting.

Audit Committee Report

In connection with the audit of the Fund’s financial statements for the fiscal year ended in 2018, the Audit Committee: (1) reviewed and discussed the Fund’s 2018 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended in 2018.

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The Audit Committee

Philip R. McLoughlin

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino (chairman)

The Audit Committee’s Pre-Approval Policies and Procedures

The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s affiliated service providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis.

During the fiscal year ended November 30, 2018, all audit, audit-related, tax and non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser or Subadvisers, or any entity controlling, controlled by, or under common control with the Adviser or Subadvisers, were pre-approved by the Fund’s Audit Committee.

Fees

The aggregate fees paid to PwC in connection with ZTR’s annual audit for fiscal years 2018 and 2017 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	Aggregate Non-Audit Fees***
2018	$24,380	$2,486	$9,439	$0
2017	$31,220	$1,081	$0	$0

*	“Audit-Related Fees” are those related to performance of the audit and review of ZTR’s financial statements not disclosed under “Audit Fees.”

**	“Tax Fees” are those primarily associated with review of ZTR’s tax provision and Regulated Investment Company qualification in connection with audits of ZTR’s financial statements, review of year-end distributions by ZTR to avoid excise tax, periodic discussion with management on tax issues affecting ZTR, and reviewing and signing ZTR’s federal income and excise tax returns.

***	Includes all non-audit fees.

The aggregate non-audit fees billed by PwC for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for each of the last two fiscal years were $11,926 for 2018 and $1,081 for 2017. All of the services described in the tables above were approved by the Fund’s Audit Committee pursuant to its policies and procedures.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s last two fiscal years on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

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Shareholder Communications to the Directors

The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual Directors in care of Virtus Global Dividend & Income Fund Inc., 101 Munson Street, Greenfield, MA 01301. All such communications received by the Fund will be forwarded to the full Board, the relevant Board committee or the specified individual Director, as applicable, except that the Fund may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Beneficial Ownership of Securities

As of the Record Date, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. As of July 15, 2019, the current Directors and the Director Nominees owned Common Shares of the Fund in the following amounts:

Name of Director	Dollar Range of Equity Securities in ZTR	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Directors in Family of Registered Investment Companies*
Independent Directors
Philip R. McLoughlin
William R. Moyer
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino

Director Nominees
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara

Interested Director
George R. Aylward

*	The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board and Committee Meetings

The Fund has not established a policy with respect to Director attendance at annual meetings. Eight meetings of the Board were held during the year ended December 31, 2018.

Five meetings of the Audit Committee, three meetings of the Nominating and Governance Committee, four meetings of the Compliance Committee, four meetings of the Investment Committee and three meetings of the Executive Committee were held during the year ended December 31, 2018.

During the year ended December 31, 2018, each Director attended at least 75% of all full Board meetings and committee meetings of which such Director was a member.

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Director Compensation

The following table provides information regarding the compensation of the Independent Directors for the year ended December 31, 2018:

Name of Director	Aggregate Compensation from ZTR	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex[1]
Philip R. McLoughlin	$53,850	N/A	N/A	$736,500
William R. Moyer	$43,908	N/A	N/A	$132,500
James M. Oates	$45,565	N/A	N/A	$437,500
James B. Rogers, Jr.	$45,565	N/A	N/A	$137,500
R. Keith Walton	$53,850	N/A	N/A	$162,500
Brian T. Zino	$47,885	N/A	N/A	$144,500

Advisory Member
William H. Wright II	$25,185	N/A	N/A	$76,000

(1)	The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund's Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

Required Vote

The election of the Director Nominees to the Boards of ZF and ZTR requires a plurality of the votes cast on the matter by the shareholders of that Fund at the Special Meeting, provided a quorum is present.

The Funds’ Boards, including the Independent Directors, unanimously recommend that shareholders vote “FOR” the election of the Director Nominees to the respective Board.

Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.

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VOTING REQUIREMENTS AND OTHER INFORMATION

Voting Requirements

Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal. For purposes of the Special Meeting, a quorum is present to transact business if the holders of a majority of the outstanding Common Shares of each Fund entitled to vote at the Special Meeting are present in person or by proxy.

Shares present in person or represented by proxy at the Special Meeting and abstentions will be included in determining the existence of a quorum at the Special Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” Proxies that reflect broker non-votes will also be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposals 1-3 at the Special Meeting, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, broker non-votes and abstentions will have the effect of votes “against” the respective proposals. However, with respect to Proposal 4 to elect new Directors, where the vote required to approve is the affirmative vote of a percentage of votes cast, broker non-votes or abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue.

Adjournment

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, or there are not sufficient votes to approve a proposal, the chairperson of the Special Meeting may, with respect to that proposal, adjourn the Special Meeting if the chairperson determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

PRIVACY NOTICE

The Funds are required by federal law to provide each Fund’s shareholders with a copy of its privacy policy annually. A copy of the Funds’ privacy policy is attached hereto as Exhibit B.

ADDITIONAL INFORMATION

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement/Prospectus with its enclosures on or about August __, 2019. As the Special Meeting date approaches, certain shareholders of the Funds may receive a call from officers and regular employees of Virtus, or representatives of a proxy solicitation firm if the Funds have not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Funds, or by attending the Meeting and voting in person.

Important Notice Regarding Internet Availability of Proxy Materials for Special Meeting

This Joint Proxy Statement/Prospectus, the Notice of Special Meeting, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders (the “Proxy Materials”) are available to you on the Internet at https://www._________. These Proxy Materials will be available on the internet through ________, 2019.

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No Dissenters' Rights

Shareholders have no rights under applicable law or either Fund's charter and/or Bylaws to exercise dissenters' rights of appraisal with respect to any of the matters to be voted upon at the Special Meeting.

Deadline for Shareholder Proposals

ZF’s and ZTR’s Bylaws contain identical advance notice provisions, which requires that a Fund be given advance notice of shareholder nominations for election to the Board and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Exchange Act. Any notice of shareholder nominations for election to the Fund’s Board or notice of other matters not submitted pursuant to Rule 14a-8 which shareholders wish to present at the Fund’s 2020 Annual Meeting of Shareholders must be received not earlier than November 18, 2019 nor later than 5:00 p.m., Eastern Time, on December 18, 2019; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Notice of shareholder proposals intended to be presented at the Special Meeting were required to be received by the respective Fund’s secretary by 5:00 p.m., Eastern Time, on August 5, 2019.

Shareholder proposals should be sent to the attention of the respective Fund’s Secretary, 101 Munson Street, Greenfield, MA 01301-9668. Any such proposal received either prior to or after such dates will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting. The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. A copy of each Fund’s Bylaws is available on the website of the SEC at http://www.sec.gov.

Other Matters

The proxy holders have no present intention of bringing before the Special Meeting for action any matters other than those specifically referred to above, nor has the management of the Funds any such intention. Neither the proxy holders nor the management of the Funds is aware of any matters which may be presented by others. If any other business properly comes before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of each Fund’s Board of Directors

William Renahan
Secretary

Virtus Total Return Fund Inc.
Virtus Global Dividend & Income Fund Inc.

___________, 2019

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of __________, 2019 by and between Virtus Global Dividend & Income Fund Inc., a Maryland corporation (the “Acquiring Fund”), and Virtus Total Return Fund Inc., a Maryland corporation (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”), each with its principal place of business at One Financial Plaza, Hartford, Connecticut 06103.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

Each of the Acquired Fund and the Acquiring Fund is a diversified, closed-end management investment company. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Directors of the Acquiring Fund, including a majority of the Directors who are not “interested persons” of the Acquiring Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Directors of the Acquired Fund, including a majority of the Directors who are not “interested persons” of the Acquired Fund, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.          TRANSACTION

1.1           Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

A-1

1.2           The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any rights to register shares under applicable securities laws, or deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3           The Acquired Fund will use commercially reasonable efforts to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”).

1.4           Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6           Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.          VALUATION

2.1           The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures of the Acquired Fund.

2.2           The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures of the Acquiring Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

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2.4           Virtus Fund Services, LLC (“VFS”) shall make all computations of value, in its capacity as administrator for the Funds.

2.5           All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund.

3.          CLOSING AND CLOSING DATE

3.1           The Closing Date shall be November 15, 2019, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Virtus Investment Partners, One Financial Plaza, Hartford, CT 06103 or at such other time and/or place as the parties may agree.

3.2           The Acquired Fund shall direct The Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian as custodian for both Funds, from the Acquired Fund to the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3           The Acquired Fund shall direct Computershare Trust Company NA in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”) to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4           In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

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4.          REPRESENTATIONS AND WARRANTIES

4.1          Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants as follows:

(a)          The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its charter and Bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)          The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Maryland law or a material violation of its charter and Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(g)          All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability or obligation to the Acquired Fund on or prior to the Closing Date;

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(h)           Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at November 30, 2018 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)            Since November 30, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

(k)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including through the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)          All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

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(n)          The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)          The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)          The Joint Proxy Statement/Prospectus, insofar as it relates to the Acquired Fund, will, through the date of the meeting of the Acquired Fund and Acquiring Fund Shareholders contemplated therein and at the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Joint Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2           Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants as follows:

(a)           The Acquiring Fund is duly organized as a corporation, validly existing and in good standing under the laws of the State of Maryland with power under its charter and Bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)           The Joint Proxy Statement/Prospectus of the Acquiring Fund initially filed with the Commission on July 2, 2019 on Form N-14 which will become effective prior to the Closing Date, conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and, as of its effective date and the Closing Date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

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(e)          The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of its charter and Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(f)            Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g)           On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h)          The audited financial statements of the Acquiring Fund at November 30, 2018 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i)            Since November 30, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)           For each fiscal year of its operation (including through the end of the year in which the Reorganization occurs), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l)            All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

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(m)          The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquiring Fund, and, subject to any necessary approval of the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o)           The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)           The Joint Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, through the date of the meeting of shareholders of the Acquired Fund and Acquiring Fund contemplated therein and at the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Joint Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.        COVENANTS OF THE ACQUIRED FUND

5.1           The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2           The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and vote upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3           The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4           The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.5           Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

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5.6           The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, reasonably necessary for the preparation of a joint proxy statement/prospectus on Form N-14 (the “Joint Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to consider and vote upon this Agreement and the transactions contemplated herein.

5.7           As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8           The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9           The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund’s title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.          COVENANTS OF THE ACQUIRING FUND

6.1           The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2           The Acquiring Fund will call a meeting of the shareholders of the Acquiring Fund to consider and vote upon the issuance of the Acquiring Fund Shares and to take all other actions necessary to obtain approval of the transactions contemplated herein.

6.3           Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.4           The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.5           The Joint Proxy Statement/Prospectus which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.6           The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

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7.          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2           The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date;

7.3           The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

7.4           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

8.          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1           All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2           The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, which is prepared in accordance with GAAP and certified by the Treasurer of the Acquired Fund;

8.3.          The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date;

8.4           The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request; and

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8.5           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

9.          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund and the Acquiring Fund, as necessary, in accordance with each Fund’s charter and Bylaws, applicable Maryland law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 9.1;

9.2           On the Closing Date no action, suit or other proceeding shall be pending or, to the knowledge of either Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4           The Joint Proxy Statement/Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5           The Funds shall have received the opinion of Sullivan & Worcester LLP (“Tax Counsel”), addressed to the Funds substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement should, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Tax Counsel shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 9.5.

10.         BROKERAGE FEES AND EXPENSES

10.1         The Acquired Fund and the Acquiring Fund represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

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10.2         The expenses relating to the proposed Reorganization will be borne by the Funds in proportion to their respective net assets as of the close of business on the day that all required shareholder approvals have occurred. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Joint Proxy Statement/Prospectus, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.         ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1         Neither the Acquiring Fund nor the Acquired Fund has made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2         The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.         TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 31, 2020, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or its respective Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.         WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their Board of Directors, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.

14.         AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of either the Acquired Fund or the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

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15.         NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the receiving party in care of Virtus Investment Advisers, Inc., One Financial Plaza, Hartford, CT 06103, Attn: Counsel.

16.         HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17.         INDEMNIFICATION

17.1         The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund, and its directors, officers, employees and agents (the “Acquired Fund Indemnified Parties”), from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board of Directors or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective directors, officers, employees or agents.

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17.2         The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund, and its directors, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund’s Board of Directors or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective directors, officers, employees or agents.

17.3         The Acquiring Fund understands and agrees that the obligations of the Acquired Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of the Acquired Fund personally, but bind only the Acquired Fund and the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The Acquiring Fund represents that it has notice of the provisions of the charter of the Acquired Fund disclaiming such director and officer liability for acts or obligations of the Acquired Fund.

17.4         The Acquired Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund thereunder. The Acquired Fund represents that it has notice of the provisions of the charter of the Acquiring Fund disclaiming such director and officer liability for acts or obligations of the Acquiring Fund.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer all as of the date first written above.

VIRTUS TOTAL RETURN FUND INC.

By:
By:
Title:

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

By:
By:
Title:

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EXHIBIT B

POLICY REGARDING

PROTECTION OF NONPUBLIC INFORMATION

The Boards of the Funds1 have adopted this Policy to prevent the misuse of certain nonpublic information.

A.	Nonpublic Fund Information

The following requirements shall apply to each Fund’s officers and Board as well as to its investment advisers/subadvisers and other service providers, as applicable (in this section, collectively, “affected parties”):

1.	Misuse of material, nonpublic information involving Fund assets is strictly forbidden.

2.	No affected party shall directly or indirectly buy, sell or knowingly allow any member of their immediate family (as such term is defined in the 1940 Act, as amended) to directly or indirectly buy or sell any investment held in any Fund on the basis of nonpublic information. Information will be deemed “public” at such time, if any, that such information is included in any registration statement, periodic report or disclosure filed with the Securities and Exchange Commission, rating agencies or similar organizations or is otherwise broadly disseminated to the general media, investors or third parties.

3.	No affected party shall misuse or disclose to third parties, any material nonpublic information about any Fund's portfolio, trading strategies, or pending transactions. Divulging Fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

4.	Closed-end funds are also subject to SEC Regulation FD, or fair disclosure, which prohibits affected parties from disclosing material nonpublic information to shareholders, market professionals and certain other persons unless the information is also released simultaneously to the public by means of a broadly disseminated press release or SEC filing.

B.	Nonpublic Customer and Consumer Information

Mutual Funds 2

It shall be the policy of the Funds to endeavor to protect the confidentiality of nonpublic personal information provided by customers and consumers in the course of obtaining financial products or services from the Funds. Such nonpublic personal information shall be disclosed only to those parties assisting in establishing or administering accounts, or otherwise as listed below.

The Funds hereby delegate to the Funds’ transfer agent the duty to establish and maintain policies and procedures designed to address the administrative, technical, electronic, procedural and physical safeguards for the protection of customer records and information, consistent with applicable regulations and this Policy, including the following:

1 Funds include Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Income Fund, Virtus Variable Insurance Trust, Duff & Phelps Select MLP and Midstream Energy Fund, Inc., Virtus Total Return Fund Inc., and Virtus Global Dividend & Income Fund Inc.

2 Mutual Funds shall for the purposes of this paragraph refer to Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Duff & Phelps Select MLP and Midstream Energy Fund, Inc., Virtus Global Multi-Sector Fund, Virtus Total Return Fund Inc., and Virtus Global Dividend & Income Fund Inc.

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1.	Any individual who obtains or has obtained a financial product or service from the Funds will be considered a “consumer” for the purposes of implementing the Funds’ Privacy Policy. Any consumer who has a continuing relationship with the Funds for the provision of financial products or services for personal use will be considered a “customer” for the purposes of implementing the Funds’ Privacy Policy. Customers and consumers who discontinue their relationships with the Funds will continue to be considered customers and consumers, as the case may be, for as long as the Funds retain those individuals’ nonpublic personal information.

2.	The term “nonpublic personal information” shall indicate information not reasonably believed to be publicly available when obtained from a customer or consumer, or through an intermediary on behalf of the customer or consumer. Information deemed to be “nonpublic personal information” shall continue to be treated as such until such time as the information is reasonably believed to be publicly available through no fault of the Funds or their agents.

3.	In accordance with applicable regulations, the Funds shall provide to each customer or consumer a notice (a “Privacy Notice”) summarizing the Funds’ policies and practices with respect to the protection of customers’ and consumers’ nonpublic personal information (the Funds’ “Privacy Policies”) initially upon establishing a customer or consumer relationship, annually thereafter and as necessary to notify such customers and consumers of material changes to the Funds’ Privacy Policies.

4.	In no event shall the Funds sell nonpublic personal information to any party. In addition, in no event shall the Funds disclose nonpublic personal information about any customer or consumer in a way inconsistent with the Privacy Notice last provided to such customer or consumer, without first providing a reasonable opportunity for the customer or consumer to opt out of such disclosure.

5.	The Funds may, under certain circumstances, share nonpublic personal information with employees, affiliates and unaffiliated third parties. However, the only acceptable circumstances for sharing such nonpublic personal information are as follows:

▪	To establish and administer accounts;
▪	To process transactions for customers and consumers;
▪	To maintain and service accounts;
▪	To fulfill legal or regulatory obligations; or
▪	Otherwise as required or permitted by law.

6.	The Funds’ sponsor shall implement and enforce physical, electronic and procedural safeguards that are reasonably designed to protect the confidentiality of nonpublic personal information within its control.

Virtus Variable Insurance Trust

The Fund does not expect to have access to nonpublic personal information of customers and consumers, as defined in Regulation S-P (“Customers” and “Consumers”, respectively), as shares of the Fund’s series are sold to support variable insurance products through insurance companies that do not provide such information about the policyholders to the Fund. In the event that the Fund does obtain such nonpublic personal information of any Customer or Consumer, such information shall be disclosed only as permitted under applicable law and regulation. In the event that the Fund’s distribution methods change and/or the Fund begins having regular access to nonpublic personal information of Customers and/or Consumers, this Policy will be reviewed and amended as appropriate to reflect required safeguards to be employed with respect to such nonpublic personal information.

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EXHIBIT C

VIRTUS TOTAL RETURN FUND INC.

SUBADVISORY AGREEMENT

November 18, 2019

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus Total Return Fund Inc. f/k/a Virtus Global Dividend & Income Fund Inc. (the “Fund”) is a closed-end investment company registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder.

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends subadvisers for the Fund and is responsible for the day-to-day management of the Fund.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Duff & Phelps Investment Management Co. (the “Subadviser”) as a discretionary adviser to invest and reinvest that discrete portion of the assets of the Fund designated by the Adviser (the “Allocated Portion”) as set forth on Schedule F attached hereto on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder. It is acknowledged and agreed that the Adviser may appoint from time to time other subadvisers in addition to the Subadviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Subadviser an exclusive arrangement to act as the sole subadviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund assets to the Subadviser as the Allocated Portion.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary adviser of the Allocated Portion and agrees, subject to the oversight of the Board of Directors of the Fund (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Allocated Portion in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser or the Fund in any way.

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3.	Services of Subadviser. In providing management services to the Allocated Portion of the Fund, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s most recent prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s registration statement (“Registration Statement”), as they may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Allocated Portion of the Fund at the time of the transaction to be out of compliance with any of such restrictions or policies. Except as expressly set forth in this Agreement, the Subadviser shall not be responsible for aspects of the Fund’s investment program other than managing the Allocated Portion in accordance with the terms and conditions of this Agreement, including without limitation the requirements of this Section 3 and Schedule D of this Agreement.

4.	Transaction Procedures. All transactions for the Allocated Portion shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Allocated Portion placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute transactions for the Allocated Portion initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of securities for the Allocated Portion, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Allocated Portion, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

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B.	The Subadviser may manage other portfolios and expects that the Allocated Portion and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Allocated Portion with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Fund and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Allocated Portion with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, or any other subadviser to the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.	Consistent with its fiduciary obligations to the Fund and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Allocated Portion and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

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6.	Proxies and Other Shareholder Actions.

A.	Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Allocated Portion. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Fund’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Allocated Portion may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act. During any annual period in which the Subadviser has voted proxies for the Fund, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held by the Allocated Portion in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. With the Adviser’s approval, on a case-by-case basis, the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Allocated Portion, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Allocated Portion, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

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7.	Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Allocated Portion, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Fund. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Fund, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Allocated Portion or the Fund, or (ii) the Fund, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Allocated Portion. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Allocated Portion during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

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B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Allocated Portion required for any shareholder report or other disclosure document filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Fund and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Fund and/or the Subadviser), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Fund, or the Adviser against the Subadviser for recovery pursuant to this section.

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11.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Allocated Portion pursuant to this Agreement, and (ii) include performance statistics regarding the Allocated Portion in composite performance statistics regarding one or more groups of Subadviser's clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Fund.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

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B.	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Fund has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Fund. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Fund as the Fund or its Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

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E.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Fund.

F.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Fund.

G.	To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Fund or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Fund and the Adviser if the representation in this Section 13.G is no longer accurate.

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H.	The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Allocated Portion or if there is an actual or expected change in control or management of the Subadviser.

14.	No Personal Liability. Reference is hereby made to the Articles of Incorporation establishing the Fund, a copy of which has been filed with the State Department of Assessments and Taxation of Maryland and elsewhere as required by law, and to any and all amendments thereto so filed with the State Department of Assessments and Taxation of Maryland and elsewhere as required by law, and to any and all amendments hereafter filed. The name “Virtus Total Return Fund Inc.” and references to “Directors” refer to the Directors under said Articles of Incorporation as Directors and not personally, and no Director, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Articles of Incorporation is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Director, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those Directors who are not “interested persons” of the Fund) and, if required by the Act or applicable SEC rules and regulations, a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the Act); provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Fund or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate in the event that no Allocated Portion is available for the Subadviser.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until November 1, 2021. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Directors in accordance with the requirements of Section 15(c) of the Act.

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17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the Act), upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser upon 60 days’ written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement may also be terminated, without the payment of any penalty, by the Subadviser immediately (i) upon the material breach by the Adviser of this Agreement or (ii) at the discretion of the Subadviser, if the Adviser or any officer or director of the Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the Act and the rules promulgated thereunder. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware applicable to contracts entered into and fully performed within the State of Delaware.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Fund at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103
Attn: Jennifer Fromm
Telephone: (860) 263-4790

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Email: Jennifer.fromm@virtus.com

(b)	To the Subadviser at:

Duff & Phelps Investment Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
Attn: William Renahan, Chief Compliance Officer
Telephone: (312) 917-6549
Email: William.renahan@dpimc.com

21.	Certifications. The Subadviser shall timely provide to the Adviser and the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Fund in order to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Allocated Portion (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Fund. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

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22.	Indemnification.

A.	The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Fund, or the omission of such information, by the Adviser for use therein.

B.	The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Fund, or the omission of such information, by the Subadviser for use therein.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

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23.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business prior to or on the date of execution of this Agreement. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.	Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Fund ceases to be registered as an investment company under the Act.

[signature page follows]

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VIRTUS total return fUND inc.

By:
	Name:	George R. Aylward
	Title:	President

VIRTUS INVESTMENT ADVISERS, INC.

By:
	Name:	Francis G. Waltman
	Title:	Executive Vice President

ACCEPTED:

DUFF & PHELPS INVESTMENT MANAGEMENT CO.

By:
	Name:	Nathan Partain
	Title:	President and Chief Investment Officer

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Allocated Portion of the Fund

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SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for trade information to be supplied in a secure manner by the Subadviser to the Fund’s service providers, including: JPMorgan Chase Bank, NA (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”) BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”), JP Morgan (the “Prime Broker”) and all other Counterparties/Brokers as required. The Subadviser must furnish the Fund’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties and designated persons of the Fund. Trade information sent to the Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Fund.

The Sub-Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Sub-Accounting Agent no later than 4:30 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. All other executed trades must be delivered to the Sub-Accounting Agent on Trade Date plus 1 by Noon (Eastern Time) to ensure that they are part of the Fund’s NAV calculation. (The Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Sub-Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Fund. The data to be sent to the Sub-Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Sub-Accounting Agent and designated persons of the Fund and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;

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16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

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SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:
(i)	The sale of shares of the Fund by brokers or dealers.
(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Fund,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.
(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.
B.	Shall show the nature of the services or benefits made available.
C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

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4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board approved policies and procedures of the Fund, including without limitation those related to valuation determinations.

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SCHEDULE C

SUBADVISORY FEE

For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, calculated on the average daily Managed Assets of the Allocated Portion at the annual rate of 50% of the net advisory fee. For this purpose, “Managed Assets” means the total assets of the Allocated Portion, including any assets attributable to borrowings, minus the Allocated Portion’s accrued liabilities other than such borrowings. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

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SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the assets of the Allocated Portion, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Allocated Portion consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Directors and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of assets of the Allocated Portion in accordance with the then prevailing Registration Statement or other applicable Fund disclosure or policies pertaining to the Fund and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Fund’s limitation on acquisition of illiquid securities, if any; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Allocated Portion’s investment program, including, without limitation, analysis of performance of the Allocated Portion;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or the Board at such time(s) and location(s) as reasonably requested by the Adviser or the Board; and

(e)	Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

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SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for Virtus Total Return Fund Inc.

From:	Duff & Phelps Investment Management Co.

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Fund.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to that portion of the Fund allocated to the Subadviser (the “Allocated Portion”), contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

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I have disclosed, based on my most recent evaluation, to the Fund’s Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Fund’s ability to record, process, summarize and report financial data with respect to the Allocated Portion in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Fund, any updates to such documents, and the Policies and Procedures of the Fund as adopted by the Fund’s Board of Directors.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Allocated Portion as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Allocated Portion and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the Fund. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Fund’s official accounting system. The Subadviser is not responsible for the preparation of the Report.

[signature page follows]

C-23

Duff & Phelps Investment Management Co.	Date

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SCHEDULE F

ALLOCATED PORTION OF FUND TO THE SUBADVISER
To be determined by Virtus Investment Advisers, Inc. on an on-going basis.

C-25

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

VIRTUS TOTAL RETURN FUND INC.

AND

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

August _, 2019

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated August __, 2019, relating specifically to the proposed reorganization of Virtus Total Return Fund Inc. (“ZF”) with and into Virtus Global Dividend & Income Fund Inc. (“ZTR” and together with ZF, the “Funds”) (the “Reorganization”). The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Joint Proxy Statement/Prospectus.

The Statement of Additional Information related to the Joint Proxy Statement/Prospectus dated August __, 2019 consists of this cover page, the accompanying pro forma financial information and the following documents, each of which is incorporated by reference herein:

•	Annual Report of ZF for the Fiscal Year Ended November 30, 2018, filed on February 11, 2019.

•	Annual Report of ZTR for the Fiscal Year Ended November 30, 2018, filed on February 8, 2019.

•	Pro Forma Financial Information for the period ending November 30, 2018, assuming the Reorganization was consummated as of December 1, 2017 (attached hereto).

Pro Forma Financial Information for the Period Ending November 30, 2018

Combination of Virtus Global Dividend & Income Fund Inc. into Virtus Total Return Fund Inc.

($ reported in thousands)

1. Basis of Combination

The unaudited pro forma information provided herein should be read in conjunction with the annual report of Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc. both dated November 30, 2018, each of which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the period ended November 30, 2018 is intended to present ratios and supplemental data as if the Reorganization of Virtus Total Return Fund Inc. (“ZF”) (the “Predecessor Fund”) into Virtus Global Dividend & Income Fund Inc. (“ZTR”) (the “Successor Fund”) had taken place on December 1, 2017. Since ZTR had a stub period of 11 months for their annual, expenses were assumed for a full 12 month period for the pro forma information.

For the Reorganization, ZTR is expected to be the legal survivor, while ZF is intended to be the accounting survivor. The combined fund is expected to provide a number of benefits to shareholders: lower portfolio trading cost, as the larger combined Fund is expected to experience a reduction in trading costs in connection with trading small share lots, the potential for enhanced market liquidity for the combined Funds’ shares of common stock which could positively impact the trading experience for the combined Fund’s shares, and increased scale which could provide better negotiating ability and lower expenses. The distribution rate paid by ZF is currently marginally higher than the distribution rate paid by ZTR. The adviser to the Funds believes, however, that the target dividend per share is generally more sustainable with ZTR using the same investment strategies as those of ZF, which will allow ZTR the flexibility to generate additional income. ZF also has outperformed ZTR on a net asset value basis over the one-year and three-year periods and on both NAV and market price basis over the five-year and ten-year periods, as of May 31, 2019, while ZTR has outperformed ZF on a market price basis over the one-year and three-year periods. ZTR’s shares have been trading at a premium over the NAV, while ZF’s shares have been trading at a discount to their NAV. Both Funds are managed similarly in that each Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income, and each Fund also pursues an options overlay strategy that seeks to generate additional income. Given these apparent advantages, the Boards believe shareholders of both Funds will benefit from the economies of scale to be realized by a merger. In addition, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower compared to each Fund’s current total annual operating expense ratio, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base.

The adviser of ZTR and ZF is Virtus Investment Advisers, Inc. Newfleet Asset Management and Rampart Investment Management are both subadvisers on each of the Funds. The equity adviser for ZTR is currently Kayne Anderson Rudnick Investment Management, LLC and on ZF is Duff & Phelps Investment Management Co. (“DPIM”). The shareholders of ZTR are being asked to approve DPIM as subadviser on ZTR. The funds have the same administrator, transfer agent, and custodian. In addition, both Funds achieve leverage through a 179-day evergreen credit facility from a large international bank. Each of such service providers has entered into an agreement with the Funds which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

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In addition to the Reorganization, shareholders are voting on electing five new members to serve on the Funds’ Board of Directors. The Funds are expected to see lower expenses because the Director expenses will be shared with the other funds in the Virtus Fund Complex that the Directors will also oversee.

2. Shares of Beneficial Interest

As of May 31, 2019, from a legal survivor perspective, the net assets of the legal predecessor fund (ZF) were $234,243 and the legal successor fund (ZTR) was $249,472. The net assets of the combined fund as of May 31, 2019 after $825 in Reorganization expenses would have been $482,889. The successor Fund’s net asset value per share after the Reorganization assumes the increase of shares of the successor Fund at May 31, 2019 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of May 31, 2019, of the predecessor Fund of $234,243 and the net asset value of the successor Fund of $10.13. Shares of the successor Fund were increased by 1,519,966 in exchange for shares of the predecessor Fund.

3. Pro Forma Operations

Both Funds utilize a borrowing via a Credit Agreement at approximately the same percentage of assets. Management fees are 85 basis points on ZF and 70 basis points on ZTR, both as a percentage of managed assets. The Pro Forma Combined Fund would charge 70 basis points on managed assets. Given that there are two votes (Reorganization and Election of Directors) currently being proposed to shareholders, ratios are shown under each scenario.

•	Scenario 1 (Estimated Expenses Reflecting Reorganization) - On a pro forma basis for the twelve months ended November 30, 2018, the proposed Reorganization would result in a decrease of $500 in management fees and $70 in other operating expenses.

The Predecessor Fund’s gross annual operating expenses as of November 30, 2018 were 2.70%. The Successor Fund’s gross annual operating expenses were 2.63%. As a result of the Reorganization, the Successor Fund’s gross expenses are expected to decrease to 2.55% on a pro forma basis.

•	Scenario 2 (Estimated Expenses Reflecting the Election of Directors) – ZF’s gross annual operating expenses as of November 30, 2018 were 2.70% but is estimated to be 2.56% after the appointment of the newly elected Directors, while ZTR’s gross annual operating expenses as of November 30, 2018 was 2.63%, but is estimated to be 2.49% after appointment of the new Directors.

•	Scenario 3 (Estimated Expenses Reflecting Reorganization and Election of Directors) – On a pro forma basis for the twelve months ended November 30, 2018, management fees would decrease $500 and other operating expenses would decrease $798.

The Predecessor Fund’s gross annual operating expenses as of November 30, 2018 were 2.70%. The Successor Fund’s gross annual operating expenses were 2.63%. As a result of the Reorganization and Election of Directors, the Successor Fund’s gross expenses are expected to decrease to 2.41% on a pro forma basis.

The estimated costs in connection with the Special Meeting, including costs for the following items: preparation of the proxy/registration statement in connection with the Meeting, the proxy solicitation and the Reorganization, will be paid by ZTR and ZF in proportion to their respective net assets as of the close of business on the day that all required shareholder approvals have occurred. Such costs are estimated to be $825 in the aggregate.

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4. Portfolio Valuation

Both ZF and ZTR currently have the same valuation policies.

Security valuation procedures, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded-funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

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Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

5. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

6. Compliance

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. The accounting survivor in the proposed Reorganization will be ZF.

7. Federal Income Tax Information (reported in 000’s)

For the fiscal period ended November 30, 2018, ZF and ZTR have capital loss carryovers available to offset future realized capital gains, as follows:

	ZF	ZTR
Short-Term	$7,864	$9,625
Long-Term	$10,369	$5,794
Total	$18,233	$15,419

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Reorganization is intended to qualify as a U.S. tax-free reorganization for U.S. federal income tax purposes, and as a condition to closing of the Reorganization, the Funds will receive an opinion from Sullivan & Worcester LLP, as the Funds’ legal counsel, that the Reorganization should qualify as a tax-free transaction. If the Reorganization so qualifies, in general, shareholders are not expected to recognize any gain or loss for U.S federal income tax purposes as a result of the Reorganization.

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PART C

OTHER INFORMATION

Item 15.	Indemnification.

Under Article VII of the Registrant’s Articles of Incorporation and Article V, Section 1, of the Registrant’s By-Laws, any past or present director or officer of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(h) or 17(i) of the Investment Company Act of 1940, as amended. Each Independent Director has entered into an indemnification agreement with the Fund against expenses and costs incurred by him or her in connection with any claims, actions, suits or proceedings by reason of such person’s status as a Director of the Fund, to the fullest extent permitted by applicable law and the Articles of Incorporation and By-Laws of the Fund, subject to the terms and conditions of such agreement.

As permitted by Section 2-418(k) of the Maryland General Corporation Law, Article V, Section 6, of the Registrant’s By-Laws provides that the Registrant shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or who, while a director, officer, employee or agent of the Registrant, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him or her in any such capacity, or arising out of his or her status as such, provided that, pursuant to the By-Laws no insurance may be obtained by the Registrant for liabilities against which it would not have the power to indemnify him or her under the Article of the By-Laws regarding indemnification or applicable law.

Item 16.	Exhibits:

1(a).	Articles of Incorporation. (Incorporated by reference to Exhibit (1) of the Registrant’s Amendment No. 2 to the Registrant’s Registration Statement (Filed on September 22, 1988, Securities Act File No. 33-23252; Investment Company Act File No. 811-5620))

1(b).	Articles Supplementary. (Incorporated by reference to Exhibit 99.A.2 of the Registrant’s Amendment No. 1 to the Registrant’s Form N-2 (Filed on March 28, 2007, Securities Act File No. 333-139605; Investment Company Act File No. 811-05620))

1(c).	Articles of Amendment. (Incorporated by reference to Exhibit 99.77Q1 of the Registrant’s N-SAR-A for the period ending June 30, 2010 (Filed on August 25, 2010, File No. 811-05620))

1(d).	Articles of Amendment dated June 26, 2012. Filed herewith.

1(e).	Articles of Amendment dated June 27, 2012. Filed herewith.

1(f).	Articles of Amendment dated September 16, 2016. Filed herewith.

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2.	Amended and Restated Bylaws. (Incorporated by reference to Exhibit 99.77Q1 to the Registrant’s N-SAR-B for the period ending December 31, 2008 (Filed on February 25, 2009; File No. 811-05620))

3.	Agreement between Karpus Investment Management & Zweig Advisers, LLC, dated April 5, 2016. (Incorporated by reference to Exhibit (d) to Schedule TO of the Registrant, filed on May 26, 2017, Securities Exchange Act File No. 005-79663.)

4.	Form of Agreement and Plan of Reorganization. Exhibit A to the Joint Proxy Statement/Prospectus contained in Part A of this Registration Statement.

5.	None other than as set forth in Exhibits 1 and 2.

6(a).	Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”), dated November 18, 2016. Filed herewith.

6(b).	Subadvisory Agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) dated November 18, 2016. Filed herewith.

6(c).	Subadvisory Agreement between VIA and Newfleet Asset Management, LLC (“Newfleet”) dated November 18, 2016. Filed herewith.

6(d).	Subadvisory Agreement between VIA and Rampart Investment Management Company, LLC (“Rampart”) dated October 15, 2018. Filed herewith.

7.	None.

8.	None.

9(a).	Custody Agreement between Duff & Phelps Energy MLP Total Return Fund Inc. and The Bank of New York Mellon, dated May 7, 2014. Filed herewith.

9(b).	Joinder Agreement and Amendment to Custody Agreement. Filed herewith.

10.	None.

11.	Opinion and consent of counsel – to be filed by amendment.

12.	Tax opinion and consent of Sullivan & Worcester LLP – to be filed by amendment.

13(a).	Amended and Restated Administration Agreement between Registrant and Virtus Fund Services, LLC, dated September 7, 2016. Filed herewith.

13(b).	Transfer Agent and Service Agreement between Registrant and Computershare Trust Company NA, dated June 1, 2010. Filed herewith.

13(c).	Sub-Administration Services Agreement, dated December 9, 2011. Filed herewith.

13(d).	Amendment to Sub-Administration Services Agreement, dated September 7, 2016. Filed herewith.
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13(e).	Amendment to Sub-Administration Services Agreement, dated December 2, 2016. Filed herewith.

13(f).	Notice of Assignment of Sub-Administration Services Agreement, dated May 11, 2017. Filed herewith.

13(g).	Amendment to Sub-Administration Services Agreement, dated June 16, 2017. Filed herewith.

13(h).	Amendment to Sub-Administration Services Agreement, dated September 21, 2017. Filed herewith.

13(i).	Accounting Services Agreement, dated December 9, 2011. Filed herewith.

13(j).	Joinder Agreement to Accounting Services Agreement, dated September 7, 2016. Filed herewith.

13(k).	Joinder Agreement to Accounting Services Agreement, dated December 2, 2016. Filed herewith.

13(l).	Amendment to Accounting Services Agreement, dated June 16, 2017. Filed herewith.

13(m).	Notice of Assignment of Accounting Services Agreement, dated June 16, 2017. Filed herewith.

13(n).	Amendment to Accounting Services Agreement, dated September 21, 2017. Filed herewith.

14.	Consent of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm. Filed herewith.

15.	Not applicable.

16.	Power of Attorney for Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton, Brian T. Zino and George R. Aylward. Filed herewith.

17(a).	Form of Proxy Card for Virtus Total Return Fund Inc. Filed herewith.

17(b).	Form of Proxy Card for the Registrant. Filed herewith.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 12.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Hartford and State of Connecticut on the 2nd day of July, 2019.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

By:	/s/ George R. Aylward
Name:	George R. Aylward
Title:	President

As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 2nd day of July, 2019.

Signatures	Title

/s/ George R. Aylward	President (Principal Executive Officer) and Director
George R. Aylward

/s/ W. Patrick Bradley	Chief Financial Officer and Treasurer
W. Patrick Bradley	(Principal Financial and Accounting Officer)

/s/ Philip R. McLoughlin	Director and Chairman
Philip R. McLoughlin*

/s/ James M. Oates	Director
James M. Oates*

/s/ William R. Moyer	Director
William R. Moyer*

/s/ James B. Rogers, Jr.	Director
James B. Rogers, Jr.*

/s/ R. Keith Walton	Director
R. Keith Walton*

/s/ Brian T. Zino	Director
Brian T. Zino *

* By:	/s/ George R. Aylward
George R. Aylward
Attorney-in-fact, pursuant to powers of attorney.

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EXHIBIT INDEX

Exhibit	Item

1(d)	Articles of Amendment dated June 26, 2012

1(e)	Articles of Amendment dated June 27, 2012

1(f)	Articles of Amendment dated September 16, 2016

6(a)	Investment Advisory Agreement between Registrant and VIA, dated November 18, 2016

6(b)	Subadvisory Agreement between VIA and Kayne, dated November 18, 2016

6(c)	Subadvisory Agreement between VIA and Newfleet, dated November 18, 2016

6(d)	Subadvisory Agreement between VIA and Rampart, dated October 15, 2018

9(a)	Custody Agreement between Duff & Phelps Energy MLP Total Return Fund Inc. and The Bank of New York Mellon, dated May 7, 2014

9(b)	Joinder Agreement and Amendment to Custody Agreement

13(a)	Amended and Restated Administration Agreement between Registrant and Virtus Fund Services, LLC, dated September 7, 2016

13(b)	Transfer Agent and Service Agreement between Registrant and Computershare Trust Company NA, dated June 1, 2010

13(c)	Sub-Administration Services Agreement, dated December 9, 2011

13(d)	Amendment to Sub-Administration Services Agreement, dated September 7, 2016

13(e)	Amendment to Sub-Administration Services Agreement, dated December 2, 2016

13(f)	Notice of Assignment of Sub-Administration Services Agreement, dated May 11, 2017

13(g)	Amendment to Sub-Administration Services Agreement, dated June 16, 2017

13(h)	Amendment to Sub-Administration Services Agreement, dated September 21, 2017

13(i)	Accounting Services Agreement, dated December 9, 2011

13(j)	Joinder Agreement to Accounting Services Agreement, dated September 7, 2016

13(k)	Joinder Agreement to Accounting Services Agreement, dated December 2, 2016

13(l)	Amendment to Accounting Services Agreement, dated June 16, 2017

13(m)	Notice of Assignment of Accounting Services Agreement, dated June 16, 2017

13(n)	Amendment to Accounting Services Agreement, dated September 21, 2017

14	Consent of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

16	Power of Attorney for Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton, Brian T. Zino and George R. Aylward

17(a)	Form of Proxy Card for Virtus Total Return Fund Inc.

17(b)	Form of Proxy Card for the Registrant

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